Exhibit 10.6

CAMERON INTERNATIONAL CORPORATION

RETIREMENT SAVINGS PLAN

As Amended and Restated

Effective January 1, 2008

CAMERON INTERNATIONAL CORPORATION

RETIREMENT SAVINGS PLAN

CAMERON INTERNATIONAL CORPORATION

RETIREMENT SAVINGS PLAN

WHEREAS, Cameron International Corporation (the “Company”) has heretofore adopted the Cameron International Corporation Retirement Savings Plan, hereinafter referred to as the “Plan,” for the benefit of certain of its employees; and

WHEREAS, the Company desires to restate the Plan and to amend the Plan in several respects, intending thereby to provide an uninterrupted and continuing program of benefits;

NOW, THEREFORE, the Plan is hereby restated in its entirety as follows with no interruption in time, effective as of January 1, 2008, except as otherwise indicated herein.

ARTICLE I

DEFINITIONS AND CONSTRUCTION

1.1 Definitions

The following words and phrases as used herein shall have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:

(1) The term “Addendum” shall mean the overriding provisions which are applicable to certain Employees in accordance with the provisions of Section 15.8 and which shall constitute for all purposes a part of the Plan and in the event of conflict with any other provision of the Plan shall control.

(2) The term “Affiliate” shall mean any member of a controlled group of corporations (as determined under Section 414(b) of the Code) of which the Company is a member; any member of a group of trades or businesses under common control (as determined under Section 414(c) of the Code) with the Company; and any member of an affiliated service group (as determined under Section 414(m) of the Code) of which the Company is a member.

(3) The term “Allocation Month” shall mean each calendar month for which an Employer makes Company Retirement Contributions in accordance with the provisions of Section 3.5.

(4) The term “Allocation Year” shall mean each Plan Year.

(5) The term “Basic Account” shall mean the Separate Account of a Member to which Basic Contributions are credited in accordance with the provisions of Section 4.9.

(6) The term “Basic Contribution” shall mean any cash or deferred arrangement contribution made to the Plan by an Employer on behalf of a Member in accordance with the provisions of Sections 2.3 and 3.1.

(7) The term “Beneficiary” shall mean the person or persons who, in accordance with the provisions of Article XI hereof, shall be entitled to receive distribution hereunder in the event a Member or Inactive Member dies before his interest shall have been distributed to him in full.

(8) The term “Break in Service” shall mean any Plan Year during which an Employee completes not more than 500 Hours of Service; provided, however, that for purposes of Section 7.7, no Employee shall incur a Break in Service solely by reason of an absence due to (i) the birth of a child of the Employee, (ii) the pregnancy of the Employee, (iii) the placement of a child with the Employee on account of the adoption of such child by such Employee, or (iv) the caring for a child of an Employee for a period beginning following the birth or placement of such child, with respect to the Plan Year in which such absence begins, if the Employee otherwise would have incurred a Break in Service or, in any other case, in the immediately following Plan Year; and provided further, that although an Employee may not receive credit for vesting or benefit accrual purposes, a Break in Service shall not be deemed to occur with respect to any layoff or sick leave not in excess of the period of time during which his seniority is retained; and provided further, however, that no Member shall incur a Break in Service by reason of failure to complete more than 500 hours of service during the Plan Year beginning and ending on December 31, 2001.

(8A)           The term “Brookshire Union Employee” shall mean an Employee who is a member of the Local Lodge 15 and District Lodge 37, International Association of Machinists and Aerospace Workers.

(9) The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.  Reference to a section of the Code shall include such section and any comparable section or Sections of any future legislation that amends, supplements, or supersedes such section.

(10) The term “Company” shall mean Cameron International Corporation, its successors, and the surviving corporation resulting from any merger or consolidation of Cameron International Corporation with any other corporation or corporations.

(11) The term “Company Retirement Contributions” shall mean the contributions made to the Plan by an Employer in accordance with the provisions of Section 3.5.

(12) The term “Company Stock” shall mean the common stock of Cameron International Corporation.

(13) The term “Company Stock Fund” shall mean the investment fund established to invest in Company Stock and maintained pursuant to the provisions of Section 6.3.

(14) The term “Compensation” shall mean the total of all wages, salaries, fees for professional service and other amounts received in cash or in kind by a Member while a Member for services actually rendered or labor performed for the Employer to the extent such amounts are includable in gross income, subject to the following adjustments and limitations:

(A)	The following shall be excluded:

(i)	Accrued or unused vacation pay which is paid following termination of employment;

(ii)	Reimbursements and other expense allowances (including but not limited to automobile expense allowances and foreign service premiums);

(iii)	Cash and noncash fringe benefits;

(iv)	Moving expense reimbursements;

(v)
Employer contributions to or payments from this or any other deferred compensation program, whether such program is qualified under Section 401(a) of the Code or nonqualified, other than Basic Contributions;

(vi)	Welfare benefits (including but not limited to severance benefits);

(vii)	Amounts realized from the receipt or exercise of a stock option that is not an incentive stock option within the meaning of Section 422 of the Code;

(viii)	Amounts realized at the time property described in Section 83 of the Code is freely transferable or no longer subject to a substantial risk of forfeiture;

(ix)	Amounts realized as a result of an election described in Section 83(b) of the Code;

(x)	Any amount realized as a result of a disqualifying disposition within the meaning of Section 421(a) of the Code; and

(xi)	Any other amounts that receive special tax benefits under the Code but are not hereinafter included.

(B)
Basic Contributions and any other elective contributions made on a Member’s behalf by the Employer that are not includable in income under Section 125, Section 402(e)(3), Section 402(h), or Section 403(b) of the Code and any amounts that are not includable in the gross income of a Member under a salary reduction agreement by reason of the application of Section 132(f) of the Code shall be included.

(C)	The Compensation of any Member taken into account for purposes of the Plan shall be limited to $200,000 for any Plan Year with such limitation to be:

(i)	Adjusted automatically to reflect any amendments to Section 401(a)(17) of the Code and any cost-of-living increases authorized by Section 401(a)(17) of the Code; and

(ii)	Prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law.”

(15) The term “Contribution Hour” shall mean an hour of employment in an hourly-rated employment classification while an IAR Member of the Plan for which such Member receives Compensation from an Employer, including overtime hours and any paid hours for vacation periods or holidays, but excluding any other paid hours for any other absences during which no duties are performed.

(16) The term “Contribution Rate” shall mean the following contribution rates, depending upon an IAR Member’s employment classification at the time such Contribution Hours are credited:

Employment Classification	Contribution Rate
Labor Grade 82, 83, or 84	$0.37
Labor Grade 85	$0.44
Labor Grade 86, 87, or 88	$0.48
Notwithstanding the foregoing, in no event shall an IAR Member’s Contribution Rate be a rate that is less than the Contribution Rate applicable for such IAR Member as of April 27, 2003; provided, however, that if an IAR Member’s Labor Grade changes on or after such date, such IAR Member’s Contribution Rate will be determined pursuant to the Schedule set forth above.

(17) The term “Controlled Entity” shall mean each corporation that is a member of a controlled group of corporations, within the meaning of Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and Section 1563(e)(3)(C), of which the Company is a member, each trade or business (whether or not incorporated) with which the Company is under  common control and each corporation that is a member of an affiliated service group, within the meaning of Section 414(m) of the Code, of which the Company is a member.

(18) The term “Cooper Savings Plan” shall mean the Cooper Industries, Inc. Retirement and Savings Plan, the Cooper Industries, Inc. Savings Plan, and Cooper Industries, Inc. Stock Ownership Plan.

(19) The term “Effective Date” shall mean January 1, 2008 as to this restatement of the Plan, except (A) as otherwise indicated in specific provisions of the Plan, and (B) that provisions of the Plan required to have an earlier effective date by applicable statute and/or regulation and shall apply, as of such required effective date, to any plan merged into this Plan.  The original effective date of the Plan was April 1, 1995.

(20) The term “Eligible Employee” shall mean any salaried or hourly Employee of the Employer who is (i) a common law employee who is paid in United States dollars from a payroll maintained in the United States, (ii) a non-United States citizen who is a lawful, permanent resident of the United States and who is subject to United States federal income taxes on his worldwide income, or (iii) an Eligible Foreign Employee.  In no event shall the term “Eligible Employee” mean (i) any person who is rendering service to an Employer solely as a director or an independent contractor, (ii) any person who is covered by a collective bargaining agreement unless such agreement specifically provides for coverage by the Plan, or (iii) any person who is a nonresident alien and who receives no earned income within the meaning of Section 911(b) of the Code from an Employer which constitutes income from sources within the United States as defined in Section 861(a)(3) of the Code, or (iv) an Employee who is a Leased Employee or who is designated, compensated, or otherwise classified by the Employer as a Leased Employee.  Notwithstanding any provision of the Plan to the contrary, no individual who is designated, compensated, or otherwise classified or treated by the Employer as an independent contractor shall be eligible to become a Member of the Plan.

(21) The term “Eligible Foreign Employee” shall mean any individual who (i) is a citizen of the United States or a permanent, lawful resident of the United States, (ii) is an employee of an Included Foreign Affiliate, and (iii) is not covered by any other funded plan of deferred compensation under which contributions are provided by any other person, firm, or corporation with respect to the remuneration paid to such individual by the Included Foreign Affiliate.

(22) The term “Eligible Retirement Plan” shall mean, with respect to distributions made from the Plan after December 31, 2001, any of:  an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, a qualified plan described in Section 401(a) of the Code, that, under its provisions does, and under applicable law may, accept an Eligible Rollover Distribution, an annuity contract described in Section 403(b) of the Code, and an eligible plan under Section 457(b) of the Code that is maintained by a state, political subdivision of a state, or agency or instrumentality of a state or political subdivision of a state and that agrees to separately account for the amounts transferred into such plan from this Plan.  The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse or to a spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

(23) The term “Eligible Rollover Distribution” shall mean all or any portion of a Plan distribution to a Member or a Beneficiary who is a deceased Member’s surviving spouse or an alternate payee under a qualified domestic relations order who is a Member’s spouse or former spouse; provided, however, that such distribution is not (i) one of a series of substantially equal periodic payments made at  least annually for over a specified period of ten or more years or the life of the Member or Beneficiary or the joint lives of the Member and a designated beneficiary, (ii) a distribution to the extent such distribution is required under Section 401(a)(9) of the Code; or (iii) the portion of any distribution which is not includable in gross income (determined without regard to any exclusion of net unrealized appreciation with respect to employer securities).  Further, a distribution pursuant to Section 8.1 from the Separate Account of a Member attributable to Basic Contributions who has not attained age 59 ½ shall not constitute an Eligible Rollover Distribution.  Notwithstanding the foregoing or any other provision of the Plan, (A) any amount that is distributed from the Plan on account of hardship pursuant to Section 8.1 shall not be an Eligible Rollover Distribution and no election may be made to have any portion of such a distribution paid directly to an Eligible Retirement Plan and (B) a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includable in gross income; provided, however, that such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable.

(24) The term “Employee” shall mean each (A) individual employed by the Employer or a Controlled Entity and (B) Leased Worker.

(25) The term “Employer” shall mean the Company or any Affiliate of the Company which adopts the Plan as herein provided so long as the Affiliate has not withdrawn from the Plan.

(26) The term “Employment Commencement Date” shall mean the first date on which an Employee completes an Hour of Service.

(27) The term “Entry Date” shall mean January 1 or July 1.

(28) The term “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.  Reference to a section of ERISA shall include such section and any comparable section or Sections of any future legislation that amends, supplements, or supersedes such section.

(29) The term “Foreign Affiliate” shall mean a “foreign affiliate” as defined in Section 3121(1)(8) of the Code.

(30) The term “Fund” shall mean any of the investment funds established and maintained in accordance with the provisions of Section 6.2.

(31) The term “Highly-Compensated Employee” shall mean each Employee who performs services during the Plan Year for which the determination of who is highly compensated is being made (the “Determination Year”) and who:

(a)
is a fiver-percent owner of the Employer (within the meaning of section 416(i)(1)(A)(iii) of the Code) at any time during the Determination Year or the twelve-month period immediately preceding the Determination Year (the “Look-Back Year”); or

(b)
for the Look-Back Year, receives compensation (within the meaning of section 414(q)(4) of the Code; “compensation” for purposes of this Paragraph) in excess of $80,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by section 414(q)(1) of the Code) during the Look-Back Year.

For the purposes of the preceding sentence, (i) all employers aggregated with the Employer under section 414(b), (c), (m), or (o) of the Code shall be treated as a single employer and (ii) a former Employee who had a separation year (generally, the Determination Year such Employee separates from service) prior to the Determination Year and who was an active Highly Compensated Employee for either such separation year or any Determination Year ending on or after such Employee’s fifty-fifth birthday shall be deemed to be a Highly Compensated Employee.  To the extent that the provisions of this Paragraph are inconsistent or conflict with the definition of a “highly compensated employee” set forth in section 414(q) of the Code and the Treasury regulations thereunder, the relevant terms and provisions of section 414(q) of the Code and the Treasury regulations thereunder shall govern and control.

(32) The term “Hour of Service” shall mean an hour for which an employee is paid, or entitled to be paid, with respect to the performance of duties for an Employer or a Controlled Entity either as regular wages, salary or commissions, or pursuant to an award or agreement requiring an Employer or a Controlled Entity to pay back wages.  Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor regulations which are incorporated herein by reference.

(33) The term “IAR Account” shall mean the Separate Account of a Member to which the Company Retirement Contributions are credited in accordance with the provisions of Section 4.8.

(34) The term “IAR Member” shall mean, except as provided in Section 2.1(c) with respect to certain Part Time Employees and Temporary Employees, each Eligible Employee who is a Brookshire Union Employee whose Employment Commencement Date occurred prior to January 1, 2005; provided, however, that, except as provided in Section 2.1(c) with respect to certain Part Time and Temporary Employees, an Eligible Employee who is a Brookshire Union Employee and whose Reemployment Date occurs on or after January 1, 2005 shall become a Profit Sharing Member and not an IAR Member, in accordance with the provisions of Section 2.1.  Notwithstanding the foregoing, solely for purposes of Article X (Distributions on Retirement or Other Termination of Employment) and Article XI (Beneficiaries and Death Benefits), the term “IAR Member” shall include each Member who was an IAR Member on or before December 31, 2007.

(35) The term “Inactive Member” shall mean any Member who ceases to be an Employee and whose Separate Accounts have not been distributed in accordance with the provisions of the Plan.

(36) The term “Included Foreign Affiliate” means a “Foreign Affiliate” with respect to which there shall be in effect between the Company and the Secretary of the Treasury or his delegate an agreement pursuant to Section 3121(1) of the Code, whereby coverage under Title II of the federal Social Security Act has been extended to service performed outside the United States by United States citizens employed by such “Foreign Affiliate.”

(37) The term “Leased Worker” shall be a person (other than a person who is an employee without regard to this paragraph (37)) engaged in performing services for a Controlled Entity (the “recipient”) pursuant to an agreement between the recipient and any other person (“Leasing Organization”) who meets the following requirements:

(a)
he has performed services for one or more Controlled Entities (or for any other “related persons” determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year;

(b)
such services are of a type historically performed in the business field of the recipient, in the United States, by employees (or, from and after January 1, 1997, such services are performed under primary direction or control by the Employer or a Controlled Entity); and

(c)
he is not participating in a “safe harbor plan” of the Leasing Organization.  (For this purpose, a “safe harbor plan” is a plan that satisfies the requirements of Section 414(n)(5) of the Code, which will generally be a money purchase pension plan with a non-integrated employer contribution rate of at least ten percent of compensation and which provides for immediate participation and full and immediate vesting).

A person who is a Leased Worker during any taxable year beginning after December 31, 1983, shall also be considered an employee of a Controlled Entity during such period (and solely for the purpose of determining length of service for participation and vesting purposes, and shall also be considered to have been an employee for any earlier period in which he was a Leased Worker) but shall not be a Member and shall not otherwise be eligible to become covered by the Plan during any period in which he is a Leased Worker.  Notwithstanding the foregoing, the sole purpose of this paragraph (37) is to define and apply the term “Leased Worker” strictly (and only) to the extent necessary to satisfy the minimum requirements of Section 414(n) of the Code relating to “leased employees.”  This paragraph (37) shall be interpreted, applied and, if and to the extent necessary, deemed modified without formal amendment of language, so as to satisfy solely the minimum requirements of Section 414(n) of the Code.

(38) The term “Matching Account” shall mean the Separate Account of a Member to which Matching Contributions are credited in accordance with the provisions of Section 4.9.

(39) The term “Matching Contribution” shall mean the contributions which an Employer contributes to the Plan in accordance with the provisions of Section 3.2.

(40) The term “Member” shall mean an Eligible Employee who participates in the Plan in accordance with the provisions of Article II.

(41) The term “Participation Service” shall mean the measure of service used in determining a Part Time Employee’s or Temporary Employee’s eligibility to participate in the Plan as determined pursuant to Section 2.1(b).

(42) The term “Part Time Employee” shall mean an Employee who is classified as a part time employee under the Employer’s regular payroll practices.

(43) The term “Pay Period” shall mean the periodic payroll period for which a Member receives compensation from an Employer.

(44) The term “Period of Service” shall mean each period of an individual’s Service commencing on his Employment Commencement Date or a Reemployment Date, if applicable, and ending on a Severance Date.  Notwithstanding the foregoing, a period during which an individual is absent from Service by reason of the individual’s pregnancy, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by the individual, or for the purposes of caring for such child for the period immediately following such birth or placement shall not constitute a Period of Service between the first and second anniversary of the first date of such absence.  A Period of Service shall also include any period required to be credited as a Period of Service by federal law other than ERISA or the Code, but only under the conditions and to the extent so required by such federal law.  Further, to the extent required by section 414(n) of the Code and the applicable interpretative authority thereunder, an individual’s Period of Service shall include any period for which such individual was a Leased Worker (or would have been a Leased Worker but for the requirements of clause (a) of the definition of such term set forth in Section 1.1(37)).

(45) The term “Period of Severance” shall mean each period of time commencing on an individual’s Severance Date and ending on a Reemployment Date.

(46) The term “Permanent and Total Disability” shall mean a physical or mental condition which has resulted in an Employee being eligible for benefits under the Employer’s long-term disability income plan.  An Employee shall cease to be Permanently and Totally Disabled for purposes of the Plan as of the date he ceases to be eligible for benefits under the Employer’s long-term disability income plan.

(47) The term “Plan” shall mean the profit-sharing plan set forth herein, which is called the “Cameron International Corporation Retirement Savings Plan,” with all amendments, modifications, and supplements hereafter made.

(48) The term “Plan Year” shall mean the calendar year.

(49) The term “Profit Sharing Account” shall mean the Separate Account of a Member to which Profit Sharing Contributions are credited in accordance with the provisions of Section 4.9.

(50) The term “Profit Sharing Contribution” shall mean the contributions that an Employer contributes to the Plan in accordance with the provisions of Section 3.7.

(51) The term “Profit Sharing Member” shall mean, except as provided in Section 2.1(c) with respect to certain Part Time and Temporary Employees, each Eligible Employee who is a Brookshire Union Employee whose Employment Commencement Date occurs on or after January 1, 2005.  Notwithstanding anything to the contrary herein, from and after January 1, 2008, no Eligible Employee who is not a Brookshire Union Employee shall be or shall be eligible to become a Profit Sharing Member.  Further, no Eligible Employee shall be both a Profit Sharing Member and a Retirement Contributions Member at any time.

(52) The term “Reemployment Date” shall mean the first date on which an Employee completes an Hour of Service after a Severance Date.

(53) The term “Retirement Account” shall mean the Separate Account of a Member to which Retirement Contributions are credited in accordance with the provisions of Section 4.9.

(54) The term “Retirement Age” shall mean age 65 unless otherwise specified in an Addendum.

(55) The term “Retirement Contributions Member” shall mean, except as provided in Section 2.1(c) with respect to certain Part Time Employees and Temporary Employees, (a) an Eligible Employee whose Employment Commencement Date occurs on or after January 1, 2008, (b) each Member who first becomes a Member of the Plan on or after such date if his Employer first became an Affiliate of the Company on or after such date; and (c) each Member of the Plan who was an Eligible Employee on the Effective Date.  Notwithstanding anything to the contrary herein, no Brookshire Union Employee shall be or be eligible to become a Retirement Contributions Member unless his employment status changes and he becomes employed by an Employer as an Eligible Employee other than in a capacity as a Brookshire Union Employee.

(56) The term “Rollover/Transfer Account” shall mean the Separate Account of a Member to which Rollover Contributions or Transfer Contributions are credited in accordance with the provisions of Section 3.3 or 3.4.

(57) The term “Rollover Contribution” shall mean, effective January 1, 2003, a contribution to the Plan made in accordance with Section 3.3 by any Eligible Employee of amounts received by him as an “eligible rollover distribution” within the meaning of Section 402(f)(2)(a) of the Code from:

(a)	a qualified plan described in Section 401(a) or 403(a) of the Code (excluding after-tax employee contributions);

(b)	an annuity contract described in Section 403(b) of the Code (excluding after-tax employee contributions);

(c)
an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state (excluding after-tax employee contributions); or

(d)
an individual retirement account or annuity described in Section 408(a) or (b) of the Code (excluding after-tax employee contributions), provided that the entire balance in or value of, as applicable, such individual retirement account or annuity is attributable to an ‘eligible rollover distribution’ within the meaning of Section 402(f)(2)(a) of the Code from a plan or contract described in clause (a) or (b) above that was contributed to such account or annuity, or a contribution to such account or annuity as a rollover from a plan described in paragraph (c) above pursuant to Section 457(e)(16), as adjusted for income or losses attributable thereto.

(58) The term “Separate Account” shall mean any of the accounts established and maintained in accordance with the provisions of Section 6.5 by the Company which reflects the interest of the Basic Account, Supplemental Account, Matching Account, IAR Account, Profit Sharing Account, Retirement Account and Rollover/Transfer Account, as applicable, of a Member.

(59) The term “Service” shall mean the period of an individual’s employment with the Employer or a Commonly Controlled Entity.  In no event shall Service include any period of service with a corporation or other entity prior to the date it became a Commonly Controlled Entity or after it ceases to be a Commonly Controlled Entity except to the extent required by law, or to the extent determined by the Company.  The Company, in its discretion, may credit individuals with Service for service with the Employer or a prior employer for periods before such individual has commenced or recommenced participation in the Plan, but only if (i) such service would not otherwise be credited as Service and (ii) such crediting of Service (A) has a legitimate business reason, (B) does not by design or operation discriminate significantly in favor of Highly Compensated Employees, and (C) is applied to all similarly situated employees.  In addition, the Company, in its discretion, may credit individuals with Service based on imputed service for periods after such individual has commenced participation in the Plan while such individual is not performing service for the Employer or while such individual is an Employee with a reduced work schedule, but only if (i) such service would not otherwise be credited as Service, (ii) such crediting of Service (A) has a legitimate business reason, (B) does not by design or operation discriminate significantly in favor of Highly Compensated Employees, and (C) is applied to all similarly situated employees, and (iii) the individual has not permanently ceased to perform service as an Employee, provided that the preceding clause (iii) of this sentence shall not apply if (x) the individual is not performing service for the Employer because of a disability, (y) the individual is performing service for another employer under an arrangement that provides some ongoing business benefit to the Employer, or (z) for purposes of vesting, the individual is performing service for another employer that is being treated under the Plan as actual service with the Employer.

(60) The term “Severance Date” shall mean the later of (a) the date on which contributions to the Plan on behalf of a person cease, or (b) the date on which an Employee retires, becomes totally and permanently disabled, dies, or otherwise terminates employment; provided, however, that if an Employee is absent from employment while in active service in the Armed Forces of the United States, his Severance Date shall be the date on which he terminated his employment, unless he returns to employment with an Employer or a Controlled Entity during the time period prescribed by federal law; and provided further, that no Employee shall incur a Severance Date until the second anniversary of the first date on which such Employee is absent from employment with an Employer or a Controlled Entity for maternity or paternity reasons.  For purposes of this paragraph, an absence for maternity or paternity reasons means an absence due to the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or the caring of such child for a period beginning immediately following such birth or placement.  Notwithstanding the foregoing, if an Employee retires or dies, or his employment otherwise is terminated during a period of absence from employment for any reason other than retirement or termination, his Severance Date shall be the date of such retirement, death, or other termination of employment.  In any case where an Employee receives severance pay upon his termination of active employment as an Employee, the Employee’s Severance Date shall be the date after his termination of active employment as an Employee and prior to any resumption of such active employment on which the earlier occurs:  (i) his death, or (ii) the date on which he is last paid severance pay.

(61) The term “Supplemental Account” shall mean the Separate Account for each Member which is credited with his Supplemental Contributions, if any.

(62) The term “Supplemental Contribution” shall mean any contribution made to the Plan prior to April 1, 1996, by a Member as a “Supplemental Contribution” in accordance with the provisions of the Plan in effect prior to April 1, 1996.

(63) The term “Temporary Employee” shall mean an Employee who is classified as a temporary employee under the Employer’s regular payroll practices.

(64) The term “Transferred Contributions” shall mean any assets which are transferred to the Trustee of the Plan in accordance with the provisions of Section 3.4.

(65) The term “Trust” shall mean the trust established under the Trust Agreement to hold and invest contributions made under the Plan.

(66) The term “Trust Agreement” shall mean the agreement between the Company and the Trustee establishing the Trust.

(67) The term “Trustee” shall mean the trustee or trustees qualified and acting under the Trust Agreement at any time.

(68) The term “Valuation Date” shall mean each business day for purposes of the New York Stock Exchange of each year.

(69) The term “Vesting Service” shall mean the period of employment used in determining a Member’s vested interest in his IAR Account, Profit Sharing Account or Retirement Account (as applicable) in accordance with the provisions of Sections 7.5, 7.6, and 7.7.

1.2 Construction.

Where necessary or appropriate to the meaning hereof, the singular shall be deemed to include the plural and the masculine pronoun to include the feminine.

ARTICLE II

ELIGIBILITY TO PARTICIPATE

2.1 Commencement of Participation.

(a)
Each Eligible Employee who was a Member, IAR Member, and/or Profit Sharing Member of the Plan on the day prior to the Effective Date shall remain a Member, IAR Member, and/or Profit Sharing Member of the Plan as of the Effective Date.  Notwithstanding the foregoing, all Profit Sharing Members of the Plan on the day prior to the Effective Date (other than Profit Sharing Members who are Brookshire Union Employees) shall cease to be Profit Sharing Members and shall become Retirement Contributions Members on and effective as of the Effective Date.

(b)
Each Eligible Employee who is a Part Time Employee or Temporary Employee and whose Employment Commencement Date occurs on or after January 1, 2002 but prior to May 1, 2003 shall become a Member and, if applicable, an IAR Member and participate in the Plan on the first Entry Date coincident with or next following the later of the date on which such Employee completes one year of Participation Service or the date on which such Employee attains the age of 21; provided, however, that any Part Time Employee or Temporary Employee who has not become an IAR Member before May 1, 2003 shall not become an IAR Member on or after such date notwithstanding any satisfaction by such employee of such participation requirements; and provided further, however, that any such Employee shall become a Profit Sharing Member on the first Entry Date coincident with or next following the later of the date such Employee completes One Year of Participation Service or the date on which such Employee attains the age of 21, notwithstanding that such Employee’s Employment Commencement Date preceded May 1, 2003.  An individual completes one year of Participation Service on the last day of the twelve-consecutive month period beginning with the individual’s Employment Commencement Date or beginning with anniversaries of such Employment Commencement Date during which such individual completes 1,000 Hours of Service.

(c)
Each Eligible Employee (other than a Part Time Employee or Temporary Employee) whose Employment Commencement Date occurs on or after January 1, 2008 shall become a Member and, as applicable, a Profit Sharing Member or a Retirement Contributions Member and participate in the Plan as of his Employment Commencement Date.

(d)
Each Eligible Employee who is a Part Time Employee or Temporary Employee and whose Employment Commencement Date occurs on or after May 1, 2003 shall become a Member and, as applicable, a Profit Sharing Member or a Retirement Contributions Member and participate in the Plan on the first Entry Date coincident with or next following the later of the date on which such Employee completes one year of Participation Service or the date on which such Employee attains the age of twenty-one.

(e)	Notwithstanding the foregoing,

(i)
A Temporary Employee or Part Time Employee who was a Member of the Plan prior to a termination of employment shall remain a Member and a Profit Sharing Member or Retirement Contributions Member, as applicable, upon his reemployment as an Eligible Employee; provided, however, that no such Employee who is reemployed on or after May 1, 2003 shall be an IAR Member upon his reemployment;

(ii)
A Temporary Employee or Part Time Employee who has completed one year of Participation Service and has attained the age of twenty-one but who has not become a Member, and Profit Sharing Member or Retirement Contributions Member, as applicable, because he was not an Eligible Employee shall become a Member and Profit Sharing Member or Retirement Contributions Member, as applicable, upon the later of (A) the date he becomes an Eligible Employee as a result of a change in his employment status or (B) the first Entry Date upon which he would have become a Member if he had been an Eligible Employee; provided, however, that no such Employee shall become (x) an IAR Member on or after May 1, 2003 or (y) except for a Brookshire Union Employee, a Profit Sharing Member on or after January 1, 2008;

(iii)
A Temporary Employee or Part Time Employee who was an Eligible Employee who had completed one year of Participation Service but who had not attained the age of twenty-one prior to a termination of his employment shall become a Member and a Profit Sharing Member or Retirement Contributions Member, as applicable, upon the later of (i) the date of his reemployment or (ii) the first Entry Date following his attainment of age twenty-one; provided, however, that no such Employee shall become (x) an IAR Member on or after May 1, 2003 or (y) except for a Brookshire Union Employee, a Profit Sharing Member on or after January 1, 2008; and

(iv)
A Temporary Employee or Part Time Employee who was an Eligible Employee and who had met the age and service requirements of this Section to become a Member and a Profit Sharing Member or Retirement Contributions Member, as applicable, but who terminated employment prior to the Entry Date upon which he would have become a Member and a Profit Sharing Member or Retirement Contributions Member, as applicable, shall become a Member and a Profit Sharing Member or Retirement Contributions Member, as applicable, upon the later of (i) the date of his reemployment or (ii) the Entry Date upon which he would have become a Member and a Profit Sharing Member or Retirement Contributions Member, as applicable, if he had not terminated employment; provided, however, that no such Employee shall become (x) an IAR Member on or after May 1, 2003 or (y) except for a Brookshire Union Employee, a Profit Sharing Member on or after January 1, 2008.

2.2 Changes in Employment Status.

If a Member ceases to be an Eligible Employee but continues in the employment of an Employer as an Employee he shall continue as a Member until his participation is otherwise terminated in accordance with the provisions of the Plan; provided, however, that such Member shall share in Matching Contributions for any month of such continued participation only to the extent and on the basis of his Basic Contributions made during such month; and provided further that each such Member who is an IAR Member shall share in Company Retirement Contributions for any month of such continued participation only to the extent and on the basis of his Contribution Hours during such month; provided further, however, that each such Member who is a Profit Sharing Member who is not an Eligible Employee on the last day of a Plan Year shall not receive a Profit Sharing Contribution for such Plan Year; and provided further, however, that each such Member who is a Retirement Contributions Member who is not an Eligible Employee on the last day of a Plan Year shall not receive a Retirement Contribution for such Plan Year.  If a Member ceases to be an Eligible Employee but continues in the employment of an Employer or a Controlled Entity, he shall become an Inactive Member until his participation in the Plan is otherwise terminated in accordance with the provisions of the Plan or he again becomes an Employee and an active Member.

2.3 Election Form.

Each Member shall file with his Employer a written election in accordance with procedures established by the Company with respect to his participation in the Plan which shall contain his authorization for his Employer to reduce his Compensation in order to make Basic Contributions and, if eligible, catch-up contributions on his behalf pursuant to the provisions of Sections 3.1 and 3.6, respectively, and his election as to the investment of such contributions pursuant to the provisions of Section 5.2; provided, however, that such election must be filed with his Employer at least 20 days prior to the first day of the payroll period as of which he is eligible to make Basic Contributions (or at least 20 days prior to the first day of any subsequent payroll period for which he is eligible to make Basic Contributions), unless a shorter period of time is acceptable to the Company.  Notwithstanding the foregoing, any Member who is a Profit Sharing Member or a Retirement Contributions Member need not elect to make any Basic Contributions under the Plan in order to be eligible to receive Profit Sharing Contributions or Retirement Contributions, as applicable, and the election of any such Member who has not elected to make Basic Contributions under the Plan shall relate solely to the investment of his Profit Sharing Contributions or Retirement Contributions, as applicable, pursuant to Section 5.2.

ARTICLE III

CONTRIBUTIONS

3.1 Basic Contributions.

Commencing with the date as of which he becomes a Member, each Member may elect to defer an integral percentage of from 1% to 50% (or such lesser percentage as may be prescribed from time to time by the Company) of his Compensation for a Plan Year by having his Employer contribute the amount so deferred to the Plan.  In restriction of the Members’ elections provided in Section 2.3, this Section, and Section 4.10, and except to the extent permitted under Section 3.6 and Section 414(v) of the Code, the Basic Contributions and the elective deferrals (within the meaning of Section 402(g)(3) of the Code) under all other plans, contracts and arrangements of the Employer on behalf of any Member for any calendar year shall not exceed the dollar limitation contained in Section 402(g) of the Code in effect for such calendar year.  If a Member elects to have such Basic Contributions made on his behalf, his Compensation shall be reduced by the percentage he elects pursuant to the terms of the Compensation reduction authorization described in Section 2.3 or 4.10.  Unless specifically provided otherwise in the Plan, each Member who is an Eligible Employee may elect to have Basic Contributions made on his behalf to the Plan.  Notwithstanding the foregoing provisions of this Section 3.1, Basic Contributions made with respect to a Plan Year on behalf of Highly Compensated Employees shall not exceed the limitations set forth in Section 4.1.

3.2 Matching Contributions.

(a)
For Members Other Than Brookshire Union Employees.  On behalf of each Member other than a Member who is a Brookshire Union Employee, such Member’s Employer shall cause to be paid to the Trustee as its Matching Contribution hereunder for each payroll period an amount which equals 100 percent of the Basic Contributions, including catch-up contributions made pursuant to Section 3.6, for such payroll period which are attributable to the first six percent of the Compensation of each such Member for such payroll period.  In addition to the Matching Contributions made pursuant to the preceding sentence, for each Plan Year, on behalf of each Member who made Basic Contributions during such Plan Year (other than a Member who is a Brookshire Union Employee), such Member’s Employer shall cause to be paid to the Trustee, as additional Matching Contributions hereunder, an amount equal to the difference, if any, between (1) the amount that is equal to 100% of the Basic Contributions, including catch-up contributions made pursuant to Section 3.6, for such Plan Year which are attributable to the first six percent of the Compensation of such Member and (2) the Matching Contributions for such Member for such Plan Year that were made pursuant to the preceding sentence.

(b)
For Members Who Are Brookshire Union Employees.  On behalf of each Member who is a  Brookshire Union Employee, such Member’s Employer shall cause to be paid to the Trustee as its Matching Contribution hereunder for each payroll period an amount which equals the sum of (i) 100 percent of the Basic Contributions, including catch-up contributions made pursuant to Section 3.6, for such payroll period which are attributable to the first three percent of the Compensation of each such Member for such payroll period, and (ii) 50 percent of the Basic Contributions, including catch-up contributions made pursuant to Section 3.6, for such payroll period which are attributable to amounts in excess of three percent, but not in excess of six percent, of the Compensation of each such Member for such payroll period.  In addition to the Matching Contributions made pursuant to the preceding sentence, for each Plan Year, on behalf of each Member who is a Brookshire Union Employee who made Basic Contributions during such Plan Year, such Member’s Employer shall cause to be paid to the Trustee, as additional Matching Contributions hereunder, an amount equal to the difference, if any, between (1) the amount that is equal to the sum of (A) 100% of the Basic Contributions, including catch-up contributions made pursuant to Section 3.6, for such Plan Year which are attributable to the first three percent of the Compensation of such Member and (B) 50 percent of the Basic Contributions, including catch-up contributions made pursuant to Section 3.6, for such Plan Year which are attributable to amounts in excess of three percent, but not in excess of six percent, of the Compensation of such Member, and (2) the Matching Contributions for such Member for such Plan Year that were made pursuant to the preceding sentence.

3.3 Rollover Contributions.

With the approval of the Company and in accordance with procedures established by the Company, a Member may elect to make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the assets in cash which constitute such Rollover Contribution at such time or times and in such manner as shall be specified by the Company.  All Rollover Contributions shall be made in cash; provided, however, that in connection with a merger or acquisition by an Employer, the Company may permit, in its sole discretion, in accordance with procedures established by the Company, that Rollover Contributions of outstanding plan loans that are not in default may be made in kind.  Upon receipt by the Trustee, such assets shall be credited to a Rollover/Transfer Account established on behalf of such Member and shall be deposited in the Fund or Funds selected by the Member as indicated on his investment election filed with the Company by the Member.  Such election shall specify a combination of investment selections among such Funds, in increments of integral percentages which, in the aggregate, equal 100 percent.  A Rollover Contribution by a Member pursuant to this Section 3.3 shall not be deemed to be a contribution of such Member for any purpose of the Plan and shall be fully vested in the Member at all times.

3.4 Transferred Contributions.

The Company may cause the transfer to the Trustee of funds representing the vested account balances (hereinafter referred to as “Transferred Contributions”) of Members held by a funding agent of a tax-qualified plan (hereinafter referred to as a “transferor plan”) in which such Members previously participated; provided, however, that (i) such transfer shall be made at such time or times and in such manner as shall be specified by the Company in accordance with procedures established by the Company; (ii) no such transfer shall be permitted from a transferor plan on behalf of a Member who was at any time a five percent owner of the employer maintaining such transferor plan; and (iii) no portion of such transfer shall be composed of assets attributable to deductible employee contributions.  The Trustee shall credit the Rollover/Transfer Account of any Member on whose behalf such funds were transferred and shall deposit such funds in the Fund or Funds selected by the Member as indicated on his investment election filed with his Employer by such Member.  Such election shall specify a combination of investment selections among the Funds, in increments of integral percentages which, in the aggregate, equal 100 percent.  The portion of the Rollover/Transfer Account of a Member attributable to Transferred Contributions shall be fully vested in such Member at all times.

3.5 Company Retirement Contributions.

Each Employer shall cause to be paid to the Trustee as its Company Retirement Contribution hereunder for each month an amount equal to the  sum of the product of each IAR Member’s Contribution Hours during each Pay Period that ends within such month multiplied by the applicable Contribution Rate minus the forfeitures applicable to such Employer pursuant to Section 7.3.

3.6 Catch-Up Contributions.

All Eligible Employees who are eligible to make Basic Contributions to the Plan pursuant to Section 3.1 above for a Plan Year and who will have attained age 50 before the close of such Plan Year shall be eligible to make catch-up contributions to the Plan for such Plan Year in accordance with, and subject to the limitations of, Section 414(v) of the Code.  Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code, as described, respectively, in Sections 3.1 and 16.3 of the Plan.  The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.  Catch-up contributions made by a Member pursuant to this Section 3.6 shall be treated as Basic Contributions for all purposes of the Plan except as otherwise specifically provided; provided, however, that catch-up contributions shall not be subject to the maximum percentage deferral limit that applies to Basic Contributions pursuant to Section 3.1.

3.7 Profit Sharing Contributions.

Each Employer shall cause to be paid to the Trustee as its Profit Sharing Contribution hereunder for each Plan Year in which the Company meets or exceeds its financial objectives for such Plan Year, as established and determined in the sole discretion of the Board of Directors of the Company, an amount which equals 2% of the Compensation received by each Profit Sharing Member for such Plan Year; provided, however, that a Profit Sharing Member must be employed by such Employer as of the last day of such Plan Year as a condition of the Employer’s obligation to make and the Member’s entitlement to receive such Profit Sharing Contribution for such Plan Year; and provided, further, however, that any Profit Sharing Member whose employment with the Employer terminates during such Plan Year on account of such Member’s Retirement, death or Permanent and Total Disability shall be entitled to receive a Profit Sharing Contribution (if any) for such Plan Year, determined as provided above.  Profit Sharing Contributions shall be made without regard to current or accumulated profits of the Employer.  Notwithstanding the foregoing, the Plan is intended to qualify as a profit sharing plan for purposes of sections 401(a), 402, 412, and 417 of the Code.  Notwithstanding anything to the contrary in this restatement of the Plan, Profit Sharing Contributions, if any, with respect to the Plan Year beginning January 1, 2007 (“2007 Profit Sharing Contributions”) shall be made on behalf of “Profit Sharing Members” as determined in accordance with the provisions of the Plan as in effect on the day preceding the Effective Date.  Whether 2007 Profit Sharing Contributions shall be made shall be determined by the Board of Directors in 2008 and any 2007 Profit Sharing Contributions shall be allocated and credited in accordance with the provisions of the Plan as in effect on the day preceding the Effective Date.

3.8 Retirement Contributions.

Each Employer shall cause to be paid to the Trustee as its Retirement Contributions hereunder for each payroll period an amount which equals 3% of the Compensation received by each Retirement Contributions Member for such payroll period.  Retirement Contributions shall be made without regard to current or accumulated profits of the Employer.  Notwithstanding the foregoing, the Plan is intended to qualify as a profit sharing plan for purposes of sections 401(a), 402, 412, and 417 of the Code.

3.9 Effect of Plan Termination or Withdrawal.

Notwithstanding any other provision of the Plan to the contrary, the termination of the Plan or the withdrawal of an Employer from the Plan shall terminate the liability of the Employer or such Employer, respectively, to make further Matching Contributions, Profit Sharing Contributions and Company Retirement Contributions hereunder.

ARTICLE IV

ADMINISTRATION OF CONTRIBUTIONS

4.1 Limitations on Basic Contributions.

The Plan shall utilize the safe harbor method of satisfying the “actual deferral percentage” test set forth in Section 401(k)(3) of the Code pursuant to Section 401(k)(12) of the Code and Section 1.401(k)-3 of the Treasury regulations by making Matching Contributions which satisfy the matching safe harbor contributions requirements of Section 401(k)(12)(B) of the Code.

4.2 Excess Elective Deferrals.

If a Member who had Basic Contributions made on his behalf for a Plan Year files with the Company, within the time limit prescribed by the Company after the end of such Plan Year, a written statement, on a form acceptable to the Company, that he has elective deferrals within the meaning of Section 402(g) of the Code for the taxable year in excess of the dollar limitation on elective deferrals in effect for such taxable year, and specifying the amount of such excess the Member claims as allocable to the Plan, the amount of such excess, adjusted for income or loss attributable to such excess elective deferral, shall be distributed to the Member by April 15 of the year following the year of the excess elective deferral and Matching Contributions thereon shall be forfeited.  Distributions pursuant to this Section 4.2 shall be made proportionately from the Separate Accounts to which Basic Contributions were made for such Plan Year.

4.3 Limitation on Matching Contributions.

The Plan shall utilize the safe harbor method of satisfying the “actual contribution percentage” test set forth in Section 401(m)(2) of the Code pursuant to Section 401(m)(11) of the Code and Section 1.401(m)-3 of the Treasury regulations.

4.4 Delivery of Contributions.

Each Employer shall cause to be delivered to the Trustee all Basic, Matching, Company Retirement, Profit Sharing, Retirement, Rollover, and Transferred Contributions made in accordance with the provisions of Article III as soon as reasonably practicable; provided, however, that Basic Contributions elected by each Member shall be deducted from his Compensation for each payroll period and shall be paid by the Employer to the Trust as of the earliest date on which such contributions can reasonably be segregated from the Employer’s general assets; and further provided, however, that in no event shall such date occur later than the fifteenth (15th) business day of the month following the month in which such contribution amounts would otherwise have been payable to the Member in cash; and further provided, however, that Matching Contributions with respect to Basic Contributions made in accordance with Section 3.2 during a Plan Year quarter shall be delivered to the Trustee no later than the last day of the Plan Year quarter following the Plan Year quarter during which such Basic Contributions were made.

4.5 Allocation of Matching Contributions.

The Matching Contributions of an Employer for any month shall be considered allocated to the Members’ Matching Accounts for whom such contributions are made no later than the last day of the Plan Year for which they are made, as determined pursuant to Section 3.2, except as provided in Section 4.9.

4.6 Allocation of Company Retirement Contributions.

The Company Retirement Contributions of an Employer for any month shall be allocated as of the date such contribution is received by the Trust to the IAR Accounts of the Members for whom such contribution is made.

4.7 Allocation of Profit Sharing Contributions.

The Profit Sharing Contribution of an Employer for any Plan Year shall be allocated as of the date such contribution is received by the Trust to the Profit Sharing Accounts of the Profit Sharing Members for whom such contribution is made.

4.8 Allocation of Retirement Contributions.

The Retirement Contribution of an Employer for any payroll period shall be allocated as of the date such contribution is received by the Trust to the Retirement Accounts of the Retirement Contributions Members for whom such contribution is made.

4.9 Crediting of Contributions.

Subject to the provisions of Article VII, contributions made to the Plan shall be credited to the Separate Accounts of a Member in the following manner:

(a)
The amount of Basic Contributions made on behalf of a Member shall be credited to such Member’s Basic Account as of the date such contribution is received by the Trust and shall be invested in the Fund or Funds selected by the Member in accordance with the provisions of Section 5.2.

(b)
The amount of Matching Contributions allocated to a Member shall be credited to such Member’s Matching Account as of the date such contribution is received by the Trust and shall be invested in the Fund or Funds selected by the Member in accordance with the provisions of Section 5.2.

(c)
The amount of Company Retirement Contributions allocated to an IAR Member shall be credited to such Member’s IAR Account as of the date such contribution is received by the Trust and shall be invested in the Fund or Funds selected by the Member in accordance with the provisions of Section 5.2.

(d)
The amount of Profit Sharing Contributions allocated to a Profit Sharing Member shall be credited to such Member’s Profit Sharing Account as of the date such contribution is received by the Trust and shall be invested in the Fund or Funds selected by the Member in accordance with the provisions of Section 5.2.

(d)
The amount of Retirement Contributions allocated to a Retirement Contributions Member shall be credited to such Member’s Retirement Account as of the date such contribution is received by the Trust and shall be invested in the Fund or Funds selected by the Member in accordance with the provisions of Section 5.2.

4.10 Changes in Reduction and Deduction Authorizations.

Effective as of any payroll period, any Member may suspend his Basic Contributions or change the percentage of his Compensation which is contributed as Basic Contributions in accordance with the procedures and within the time period prescribed by the Plan Administrator.  Notwithstanding the foregoing, any Member who changes the percentage of his Basic Contributions shall be limited to the percentage of his Compensation which does not exceed the applicable limitations set forth in Section 3.1, and, if applicable, Section 3.6.  If the Company determines that a reduction of Compensation deferral elections made pursuant to Sections 2.3, 3.1, and this Section 4.10 is necessary to insure that the restrictions set forth in Sections 3.1 or 16.3 are met for any Plan Year, the Company may reduce the elections of affected Members on a temporary and prospective basis in such manner as the Company shall determine.

ARTICLE V

DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

5.1 Deposit of Contributions.

Any Basic Contributions of a Member which are credited to a Member’s Basic Account, any Matching Contributions which are credited to a Member’s Matching Account, any Company Retirement Contributions which are credited to an IAR Member’s IAR Account, any Profit Sharing Contributions which are credited to a Profit Sharing Member’s Profit Sharing Account, and any Retirement Contributions which are credited to a Retirement Contributions Member’s Retirement Account shall be deposited by the Trustee in such Fund or Funds selected by such Member in accordance with the provisions of Section 5.2.  The Trustee shall have no duty to collect or enforce payment of contributions or inquire into the amount or method used in determining the amount of contributions, and shall be accountable only for contributions received by it.

5.2 Investment of Accounts.

(a)
Each Member shall designate, in accordance with the procedures established by the Company, the manner in the amounts allocated to his Separate Accounts shall be invested from among the Funds made available from time to time by the Company pursuant to Section 6.2.  A Member may designate one of such Funds for all of the contributions to his Separate Accounts, or he may split the investment of the amounts allocated to such Accounts among such Funds in such increments as the Company may prescribe.  If permitted under and in accordance with the procedures established by the Company from time to time, a Member may make designate that certain of his Separate Accounts be invested in different Funds than he has designated for the investment of his other Separate Accounts.  If a Member fails to make a designation of 100% of the contributions to his Separate Accounts, such nondesignated contributions shall be invested in the Fund or Funds designated by the Company from time to time in a uniform and nondiscriminatory manner.

(b)
A Member may change his investment designation for future contributions to be allocated to his Separate Accounts.  Any such change shall be made in accordance with the procedures established by the Company, and the frequency of such changes may be limited by the Company.

(c)
A Member or Inactive Member may convert his investment designation with respect to amounts already allocated to any of his Separate Accounts that are invested in one of the Funds; provided, however, that such conversion may be made only to one or more of those Funds made available by the Company pursuant to Section 6.2.  Any such conversion shall be made in accordance with the procedures established by the Company, and the frequency of such conversions may be limited by the Company.

5.3 Elimination of Funds.

Notwithstanding any provision in this Article V to the contrary, in the event any one or more of the Funds is eliminated as an investment fund by the Company, each Member and Inactive Member who has an investment election in effect which designates such investment fund for the investment of amounts allocated to such individual’s Separate Accounts, shall designate a continuing Fund or Funds made available by the Company pursuant to Section 6.2 for the investment of such amounts; provided, however, that in the event such individual fails to make such a designation, such contributions or amounts shall be invested in a the Fund or Funds designated by the Company in a uniform and nondiscriminatory manner.

ARTICLE VI

ESTABLISHMENT OF FUNDS AND MEMBERS’ ACCOUNTS

6.1 Investment Responsibility.

The Plan is intended to constitute a plan described in Section 404(c) of ERISA and DOL Regs. Section 2550.404c-1 and insofar as the Plan complies with said Section 404(c), Plan fiduciaries shall be relieved of liability for any losses which are the direct result of investment instructions given by Members, Inactive Members, and Beneficiaries.

6.2 Establishment and Maintenance of Funds.

The Company shall cause at least three Funds, other than the Company Stock Fund, to be established and maintained at all times.  Each such Fund shall be diversified and shall have different risk and return characteristics from the other Funds.  Any Fund which invests primarily in investments with restrictions regarding Funds to which investment transfers may be made or to which a minimum investment period is applicable shall not be considered as one of such requisite three Funds.

6.3 Company Stock Fund.

Except as specifically provided otherwise in the Plan or the Trust Agreement, the assets of the Company Stock Fund shall be invested by the Trustee solely in Company Stock; provided, however, that the Company Stock Fund may hold an amount of cash to the extent required in lieu of holding fractional shares of Company Stock.  The Trustee shall receive Company Stock from the Company or purchase Company Stock in the market; provided, however, that any such purchase shall be made only in exchange for fair market value as determined by the Trustee.

6.4 Income on Trust Funds.

Unless specifically provided otherwise in the Plan or the Trust Agreement, any dividends, interest, distributions, or other income received by the Trustee in respect of a Fund shall be reinvested by the Trustee in the Fund with respect to which such income was received by it.

6.5 Separate Accounts.

Each Member shall have established in his name Separate Accounts which shall be dependent upon the manner in which the assets of his Basic, Supplemental, Matching, IAR, Profit Sharing, Retirement and Rollover/Transfer Accounts are invested.

6.6 Voting of Company Stock in the Company Stock Fund.

Each Member or Beneficiary who has shares of Company Stock allocated to his Separate Accounts shall be a named fiduciary with respect to the voting of Company Stock held thereunder and shall have the following powers and responsibilities:

(a)
Prior to each annual or special meeting of the shareholders of the Company, the Company shall cause to be sent to each Member and Beneficiary who has Company Stock allocated to his Separate Accounts and invested in the Company Stock Fund under the Plan a copy of the proxy solicitation material therefor, together with a form requesting confidential voting instructions, with respect to the voting of such Company Stock as well as the voting of Company Stock for which the Trustee does not receive instructions.  Each such Member and/or Beneficiary shall instruct the Trustee to vote the number of such uninstructed shares of Company Stock equal to the proportion that the number of shares of Company Stock allocated to his Separate Accounts and invested in the Company Stock Fund bears to the total number of shares of Company Stock in the Plan for which instructions are received.  Upon receipt of such a Member’s or Beneficiary’s instructions, the Trustee shall then vote in person, or by proxy, such shares of Company Stock as so instructed.

(b)
The Company shall cause the Trustee to furnish to each Member and Beneficiary who has Company Stock allocated to his Separate Accounts and invested in the Company Stock Fund under the Plan notice of any tender or exchange offer for, or a request or invitation for tenders or exchanges  of, Company Stock made to the Trustee.  The Trustee shall request from each such Member and Beneficiary instructions as to the tendering or exchanging of Company Stock allocated to his Separate Accounts and invested in the Company Stock Fund and the tendering or exchanging of Company Stock for which the Trustee does not receive instructions.  Each such Member shall instruct the Trustee with respect to the tendering or exchanging of Company Stock for which the Trustee does not receive instructions.  Each such Member shall instruct the Trustee with respect to the tendering or exchanging of the number of such uninstructed shares of Company Stock equal to the proportion that the number of the shares of Company Stock allocated to his Separate Accounts and invested in the Company Stock Fund bears to the total number of shares of Company Stock in the Plan for which instructions are received.  The Trustee shall provide Members and Beneficiaries with a reasonable period of time in which they may consider any such tender or exchange offer for, or request or invitation for tenders or exchanges of, Company Stock made to the Trustee.  Within the time specified by the Trustee, the Trustee shall tender or exchange such Company Stock as to which the Trustee has received instructions to tender or exchange from Members and Beneficiaries.

(c)
Instructions received from Members and Beneficiaries by the Trustee regarding the voting, tendering, or exchanging of Company Stock shall be held in strictest confidence and shall not be divulged to any other person, including officers or employees of the Company, except as otherwise required by law, regulation or lawful process.

ARTICLE VII

VESTING

7.1 Vesting in Basic, Supplemental, Matching, and Rollover/Transfer Accounts.

A Member shall be 100 percent vested in the balance of his Basic, Supplemental, Matching, and Rollover/Transfer Accounts.

7.2 Vesting in Company Retirement and Profit Sharing and Retirement Contributions.

Effective as of January 1, 2007 and except as specified in an otherwise applicable Addendum with respect to an IAR Member’s vested interest in the balance of his IAR Account, each Member who is credited with an Hour of Service on or after such date shall be vested in the balance of his IAR Account, Profit Sharing Account and/or Retirement Account, as applicable, in accordance with the following schedule:

          Years of Vesting Service                                                                Vested Percentage

           Less than 3                                                                           0%
            3 or more                                                                            100%

Effective except as specified in an otherwise applicable Addendum with respect to an IAR Member’s vested interest in the balance of his IAR Account, a Member other than a Member who was credited with an Hour of Service on or after January 1, 2007 shall be vested in the balance of his IAR Account and/or Profit Sharing Account in accordance with the following schedule:

Years of Vesting Service                                                                Vested Percentage

Less than 5                                                                                      0%
5 or more                                                                                      100%

Notwithstanding the foregoing, except as specified otherwise in an applicable Addendum, any IAR Member who was credited with three or more Years of Vesting Service as of May 1, 2003 (or, in the case of any Brookshire Union Employee who is an IAR Member, any such employee who was credited with three or more Years of Vesting Service as of December 31, 2004) but who was not credited with an Hour of Service on or after January 1, 2007 shall be vested in the balance of his IAR Account in accordance with the following vesting schedule:

Years of Vesting Service                                                                Vested Percentage

3 years but less than 4 years                                                                       33%
4 years but less than 5 years                                                                        67%
5 years or more                                                                                             100%

Notwithstanding the foregoing, upon the occurrence of one of the events hereinafter listed while a Member is an Employee, such Member shall be 100% vested in the balance of his IAR Account, Profit Sharing Account and/or Retirement Account, as applicable:

(i)           attainment of Retirement Age;

(ii)           death; or

(iii)           Permanent and Total Disability.

7.3 Forfeitures.

At the time a Member or Inactive Member terminates employment with the Company and its Controlled Entities prior to attaining Retirement Age for any reason other than Permanent and Total Disability or death, only his vested interest in his IAR Account, Profit Sharing Account and/or Retirement Account (as applicable) shall be distributable pursuant to the provisions of Sections 10.2, 10.3, and 10.4 and his unvested interest shall be governed by the following provisions.

(a)	The unvested portion of such a Member’s IAR Account, Profit Sharing Account and/or Retirement Account (as applicable) shall be forfeited at the earliest of the following:

(i)
the date on which the Member’s entire vested interest in his IAR Account, Profit Sharing Account and/or Retirement Account (as applicable) is distributed in a single sum or is considered distributed under paragraph (c) below; or

(ii)
with respect to the unvested portion of the Member’s IAR Account, the end of the fifth consecutive Break in Service, or, with respect to the unvested portion of the Member’s Profit Sharing Account and/or Retirement Account (as applicable), the date such Member completes a Period of Severance of five consecutive years; or

(iii)	the date of the Member’s death.

(b)
Forfeitures from IAR Accounts shall be applied against the Employer’s next contribution obligation with respect to Company Retirement Contributions under the Plan.  Forfeitures from Profit Sharing Accounts shall be applied against the Employer’s next contribution obligation (if any) with respect to Profit Sharing Contributions or, if none, against the Employer’s next contribution obligation with respect to Retirement Contributions under the Plan.  Forfeitures from Retirement Accounts shall be applied against the Employer’s next contribution obligation with respect to Retirement Contributions under the Plan.

(c)	A zero vested balance of a Member or Inactive Member shall be treated as though it were distributed immediately when employment terminates.

(d)
If a Member or Inactive Member is reemployed prior to five consecutive Breaks in Service but after a forfeiture under paragraph (a) above because of an imputed or full distribution, the forfeited amount(s), unadjusted for interim gains or losses, shall be subject to restoration under paragraphs (f) and (g).  No restoration shall occur, if reemployment occurs after five consecutive Breaks in Service (in the case of amounts forfeited from such Member’s IAR Account) or if reemployment occurs after the Member completes a Period of Severance of five consecutive years (in the case of amounts forfeited from such Member’s Profit Sharing Account and/or Retirement Account, as applicable).  Further, no restoration shall occur if repayment does not occur under paragraph (g).

(e)
If a Member or Inactive Member who is not 100% vested in his IAR Account receives a distribution of the vested portion of his IAR Account prior to incurring five consecutive Breaks in Service with the exception of distributions under paragraph (a)(i), (a)(iii), or (c) above, the vested portion of his IAR Account at any time prior to five consecutive Breaks in Service shall not be less than an amount (X) determined in the following manner:  X = P(AB + D) - D.  For purposes hereof, P is the vested percentage applicable to such Account at the relevant time; AB is the balance of such Account at the relevant time; and D is the amount of distributions from such Account.

(f)
Amount(s) subject to restoration under paragraph (d) shall be credited to the Member’s IAR Account, Profit Sharing Account and/or Retirement Account (as applicable) upon reemployment and shall be made from the assets of a special contribution of the Company which shall not constitute an “annual addition” within the meaning of Section 415 of the Code.

(g)
A reemployed Member who is rehired under the conditions set forth in paragraph (d) may repay the full amount previously distributed from his partially vested IAR Account, Profit Sharing Account and/or Retirement Account (as applicable) as follows:

(1)	Repayment shall be made in a single sum.

(2)	Repayment may only be made while the Member remains employed and may not be made later than five years after reemployment.

(3)	Repayment cannot be made in whole or in part by rollover from another plan or individual retirement account.

7.4 Election of Former Vesting Schedule.

In the event the Company adopts an amendment to the Plan that directly or indirectly affects the computation of a Member’s nonforfeitable interest in his Matching Account, IAR Account, Profit Sharing Account and/or Retirement Account (as applicable), any Member who is credited with three or more years of Vesting Service shall have a right to have his nonforfeitable interest in such account as of the effective date of the amendment continue to be determined under the vesting schedule in effect prior to such amendment rather than under the new vesting schedule, unless the nonforfeitable interest of such Member in such account under the Plan, as amended, at any time is not less than such account interest determined without regard to such amendment.  A Member shall exercise such right by giving written notice of his exercise thereof to the Company within 60 days after the latest of (i) the date he received notice of such amendment from the Company, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted.  Notwithstanding the foregoing provisions of this Section 7.4, the vested interest of each Member on the effective date of such amendment shall not be less than his vested interest under the Plan through the later of the effective date or the date the Plan amendment is adopted.

7.5 Vesting Service.

Vesting Service shall be credited to a Member in accordance with the following provisions:

(a)
Vesting Service Prior to the Effective Date.  For the period preceding the Effective Date, an individual shall be credited with Vesting Service in an amount equal to all service credited to him for vesting purposes under the Plan as it existed on the day prior to the Effective Date.

(b)
Vesting Service on and after the Effective Date.  Subject to the provisions of Sections 7.7 and 7.8, for each Plan Year beginning on or after the Effective Date, for purposes of determining an IAR Member’s Vested Interest in his IAR Account, an IAR Member shall be credited with a year of Vesting Service for each Plan Year on and after such date for which he is credited with at least 1,000 Hours of Service; provided, however, that if he is credited with less than 1,000 Hours of Service for any such Plan Year, he shall not be credited with a partial year of Vesting Service or such Plan Year.  Subject to the provisions of Sections 7.7 and 7.8, for each Plan Year beginning on or after the Effective Date, for purposes of determining a Profit Sharing Member’s vested interest in his Profit Sharing Account and a Retirement Contributions Member’s vested interest in his Retirement Account, each such Member shall be credited with Vesting Service in an amount equal to his aggregate Periods of Service whether or not such Periods of Service are completed consecutively and regardless of when completed.  Notwithstanding anything to the contrary in the preceding sentence, (1) if a Member terminates his Service (at a time other than during a leave of absence) and subsequently resumes his Service, if his Reemployment Date is within twelve months of his Severance Date, such Period of Severance shall be treated as a Period of Service for purposes of this Section, and (2) if a Member terminates his Service during a leave of absence and subsequently resumes his Service, if his Reemployment Date is within twelve months of the beginning of such leave of absence, such Period of Severance shall be treated as a Period of Service for purposes of the preceding sentence.

(c)
Vesting Service With Petreco Affiliates.  For the period preceding March 20, 2004, each Eligible Employee who was employed by Petreco International, Inc. prior to such date shall be credited with years of Vesting Service for purposes of the Plan equal to the Periods of Service he would have been credited under the Plan as if Petreco International, Inc. and its affiliates and predecessors were Employers under the Plan during such period and as if the Plan counted Vesting Service based on Periods of Service (rather than Hours of Service) during such entire period.

7.6 Transfers.

Notwithstanding the provisions of Section 7.1, years of Vesting Service credited to a person shall be subject to the following:

(a)
Any person who transfers or re-transfers to employment with an Employer as an Eligible Employee directly from other employment (i) with the Employer in a capacity other than as an Employee or (ii) with a Controlled Entity, shall be credited with years of Vesting Service, for such other employment as if such other employment were employment with an Employer as an Eligible Employee for the entire period of employment.

(b)
Any person who transfers from employment with an Employer as an Eligible Employee directly to other employment (i) with an Employer in a capacity other than as an Eligible Employee or (ii) with a Controlled Entity, shall be deemed by such transfer not to lose his credited years of Vesting Service, and shall be deemed not to retire or otherwise terminate his employment until such time as he is no longer in the employment of a Controlled Entity, at which time he shall become entitled to benefits, if he is otherwise eligible therefor under the provisions of the Plan; provided, however, that up to such time he shall receive credit for years of Vesting Service for such other employment as if such other employment were employment with the Employer as an Eligible Employee.

7.7 Loss and Reinstatement of Years of Vesting Service.

Except as otherwise specifically provided in this Section 7.7, an IAR Member’s years of Vesting Service to be taken into account in determining his vested interest in his IAR Account shall be lost if he retires or if his employment with an Employer and its Controlled Entities terminates for any other reason and, if he thereafter returns to employment as an Eligible Employee, he shall be treated for Plan purposes as a new Eligible Employee.  Notwithstanding the foregoing provisions, a retired or former IAR Member who returns to employment with an Employer or a Controlled Entity shall be reinstated with the years of Vesting Service with which he was credited at the time of his prior retirement or other termination of employment if:

(a)
he was eligible for a benefit from his IAR Account or he had an amount greater than zero credited to his Basic Account, his Matching Account, or his Supplemental Account at the time of his previous retirement or other termination of employment, or

(b)
he terminated his employment before satisfying the conditions of eligibility for a benefit from his IAR Account and with no amount then credited to his Basic Account, his Matching Account, or his Supplemental Account and the number of his consecutive one-year Breaks in Service is less than five or the aggregate number of his years of Vesting Service at the time of such prior termination of employment was greater than the number of his consecutive one-year Breaks in Service (the aggregate number of years of Vesting Service not to include any years of Vesting Service not required to be taken into account due to previous Breaks in Service); provided, however, that if he should return to employment with an Employer or a Controlled Entity in a capacity other than as an Eligible Employee, his period of employment shall be treated for purposes of the Plan in accordance with the provisions of Section 7.6(b).

Except as otherwise specifically provided in this Section 7.7, a Profit Sharing Member’s and Retirement Contributions Member’s years of Vesting Service to be taken into account in determining his vested interest in his Profit Sharing Account and/or Retirement Account shall be lost if he retires or if his employment with an Employer and its Controlled Entities terminates for any other reason and, if he thereafter returns to employment as an Eligible Employee, he shall be treated for Plan purposes as a new Eligible Employee.  Notwithstanding the foregoing provisions, a retired or former Profit Sharing Member or Retirement Contributions Member who returns to employment with an Employer or a Controlled Entity shall be reinstated with the years of Vesting Service with which he was credited at the time of his prior retirement or other termination of employment if:

(a)
he was eligible for a benefit from his Profit Sharing Account or Retirement Account, as applicable, or he had an amount greater than zero credited to his Basic Account, his Matching Account, or his Supplemental Accounts at the time of his previous retirement or other termination of employment, or

(b)
he terminated his employment before satisfying the conditions of eligibility for a benefit from his Profit Sharing Account or Retirement Account, as applicable, and with no amount then credited to his Basic Account, his Matching Account, or his Supplemental Account and he is reemployed by an Employer or a Controlled Entity before he incurs a Period of Severance that equals or exceeds the greater of five years or his aggregate Period of Service completed before such Period of Severance.

Years of Vesting Service which are reinstated under this Section 7.7 shall be reinstated in accordance with and subject to all applicable provisions of the Plan with respect to reemployment.

7.8 Prior Plan Vesting Rights.

A Member or an Inactive Member whose Separate Account includes amounts that were transferred to the Plan in connection with a plan merger or plan-to-plan transfer shall have the additional vesting rights, if any, as specified in an Addendum.

7.9 Finality of Determinations.

Notwithstanding anything to the contrary contained in this Article VII, there shall be no duplication of years of Vesting Service credited to an Employee for any one period of his employment with an Employer or a Controlled Entity.  All determinations with respect to the crediting of years of Vesting Service under the Plan shall be made on the basis of the records of the Employers, and all determinations so made shall be final and conclusive upon Eligible Employees, former Eligible Employees, and all other persons claiming a benefit interest under the Plan.  In addition, the Company shall have the exclusive responsibility with respect to determining the amount of Basic, Matching, Company Retirement, Retirement and Profit Sharing Contributions, and any adjustment thereto to comply with the terms of the Plan or the Code.  A determination so made shall be final and conclusive upon the Employer, all Members, and Beneficiaries.

ARTICLE VIII

WITHDRAWALS WHILE EMPLOYED

8.1 Withdrawals Prior to Age 59½.

Subject to the provisions in this Section 8.1, a Member or an Inactive Member who is receiving compensation from a Controlled Entity and who has not attained age 59½, may:

(a)
file a written request with the Company in the form and within the time period prescribed by the Company for a withdrawal of an amount credited to his Separate Accounts attributable to Basic, Rollover, Supplemental and Transferred Contributions.  Such withdrawal shall be permitted only if (i) the reason for the withdrawal is to enable the Member to meet an immediate and heavy financial need which meets the requirements of Section 401(k) of the Code and regulations thereunder and which cannot be reasonably relieved from other sources, including but not limited to sources outside the Plan and all other accounts and available nontaxable loans under the Plan; provided, however, that a Member shall not be required to take actions that would have the effect of increasing the amount of the need or to take commercial loans that are not available on reasonable commercial terms, and (ii) would not exceed the lesser of the balance of such Separate Accounts or the amount required to meet the need for which the withdrawal is requested.  The amount required to meet the immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.  If the Company approves such request, such withdrawal shall be made from a Member’s Separate Accounts in accordance with procedures established by the Company.  A withdrawal shall be deemed to be made on account of an immediate and heavy financial need of a Member if the withdrawal is for:

(1)
Expenses for medical care described in Section 213(d) of the Code previously incurred by the Member, the Member’s spouse, or any dependents of the Member (as defined in Section 152 of the Code and, for taxable years beginning on or after January 1, 2005, determined without regard to Section 152(b)(1), (b)(2), or (d)(1)(B) of the Code) or necessary for those persons to obtain medical care described in Section 213(d) of the Code and not reimbursed or reimbursable by insurance, determined without regard to whether such expenses exceed 7.5% of adjusted gross income;

(2)	Costs directly related to the purchase of a principal residence of the Member (excluding mortgage payments);

(3)
Payment of tuition and related educational fees, and room and board expenses, for the next twelve months of post-secondary education for the Member or the Member’s spouse, children, or dependents (as defined in Section 152 of the Code and, for taxable years beginning on or after January 1, 2005, determined without regard to Section 152(b)(1), (b)(2), or (d)(1)(B) of the Code);

(4)	Payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member’s principal residence; or

(5)
Payments for burial or funeral expenses for the Member’s deceased parent, spouse, children or dependents (as defined in Section 152 of the Code and, for taxable years beginning on or after January 1, 2005, without regard to Section 152(d)(1)(B) of the Code);

(6)
Expenses for the repair of damage to the Member’s principal residence that would qualify for the casualty deduction under Section 165 of the Code (determined without regard to whether the loss exceed 10% of the Member’s adjusted gross income); or

(7)
Such other financial needs that the Commissioner of Internal Revenue may deem to be immediate and heavy financial needs through the publication of revenue rulings, notices, and other documents of general applicability.

The above notwithstanding, withdrawals under this Paragraph from a Member’s Basic Account shall be limited to the sum of the Member’s Basic Contributions to the Plan, plus income allocable thereto and credited to the Member’s Basic Account as of the Valuation Date coincident with or next preceding December 31, 1988, less any previous withdrawals of such amounts.

(b)	file a written request with the Company in the form and within the time period prescribed by the Company for a withdrawal of an amount credited to his Supplemental Account.

8.2 Withdrawals After Age 59½.

Subject to the provisions of this Section 8.2, a Member or an Inactive Member who is receiving compensation from a Controlled Entity and who has attained  at least age 59½, may file a written request with his Employer in the form and within the time period prescribed by the Company for a withdrawal of an amount credited to his Separate Accounts; provided, however, that such a Member may request a withdrawal of amounts credited to his Separate Accounts only to the extent of his vested interest in such amounts, as determined in accordance with Section 7.2.  A withdrawal made pursuant to this Section 8.2 shall be made from a Member’s or Inactive Member’s Separate Accounts as elected by such Member or Inactive Member.

8.3 Form of Withdrawals.

All withdrawals made from Separate Accounts invested in the Funds, other than the Company Stock Fund, shall be in the form of cash.  All withdrawals made from Separate Accounts invested in the Company Stock Fund shall be in the form of Company Stock or  cash, as elected by the Member; provided, however, that the value of any fractional shares of Company Stock shall be distributed in the form of cash.  Any withdrawal hereunder which constitutes an Eligible Rollover Distribution shall be subject to the direct rollover election described in Section 10.9.

8.4 Withdrawals of Prior Plan Amounts.

In addition to all other withdrawal rights available pursuant to this Article VIII, a Member or an Inactive Member whose Separate Account includes amounts that were transferred to the Plan in connection with a plan merger or plan-to-plan transfer and who is receiving compensation from a Controlled Entity and shall have the additional withdrawal rights, if any, as specified in an Addendum.

ARTICLE IX

LOANS

9.1 Eligibility for Loan.

Upon application by (1) any Member who (a) is on the United States payroll of the Employer and (b) is receiving compensation other than severance pay from a Controlled Entity, or (2) any Member (x) who is a party-in-interest, as that term is defined in section 3(14) of ERISA, as to the Plan, (y) who is no longer employed by the Employer, who is a beneficiary of a deceased Member, or who is an alternate payee under a qualified domestic relations order, as that term is defined in section 414(p)(8) of the Code, and (z) who retains a balance in his Separate Account under the Plan (an individual who is eligible to apply for a loan under this Article being hereinafter referred to as a “Member”), the Company may in its discretion direct the Trustee to make a loan or loans to such Member provided that such Member has not had an outstanding loan from the Plan for at least one month and provided further that a loan from the Plan to such Member is not prohibited by applicable law.  Such loans shall be made pursuant to the provisions of the Company’s written loan procedure, which procedure is hereby incorporated by reference as a part of the Plan.

9.2 Maximum Loan.

(a)	A loan to a Member may not exceed 50% of the nonforfeitable balance of such Member’s Separate Accounts (excluding his IAR Account, Profit Sharing Account and/or Retirement Account).

(b)	Paragraph (a) above to the contrary notwithstanding, the amount of a loan made to a Member under this Article shall not exceed an amount equal to the difference between:

(i)
The lesser of $50,000 (reduced by the excess, if any, of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which the loan is made over (B) the outstanding balance of loans from the Plan on the date on which the loan is made) or one-half of the present value of the Member’s total nonforfeitable accrued benefit under all qualified plans of the Employer or a Controlled Entity; minus

(ii)	The total outstanding loan balance of the Member under all other loans from all qualified plans of the Employer or a Controlled Entity.

(c)	A Member may not pledge his IAR Account as security for a loan pursuant to this Article.

Operation of Article.

The provisions of this Article shall be applicable to loans granted on or renewed on or after the Effective Date.  Loans granted or renewed on or prior to such date shall be governed by the provisions of the Plan as in effect prior to such date.

ARTICLE X

DISTRIBUTION ON RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT

10.1 Eligibility for Distribution.

Upon termination of employment with the Controlled Entities, each Member and Inactive Member shall be entitled to receive the entire interest of his Basic, Supplemental, Matching, and Rollover/Transfer Accounts and the vested interest of his IAR Account, Profit Sharing Account, and/or Retirement Account, if any, in accordance with his provisions of Sections 10.2 and 10.3.  Notwithstanding the provisions of the Plan regarding availability of distributions from the Plan upon “termination of employment,” a Member’s vested interest in his Separate Accounts shall be distributed on account of the Member’s “severance from employment” as such term is used in Section 401(k)(2)(B)(i)(I) of the Code.  If a Member’s employment status changes from that of a common law employee of the Employer to a Leased Employee, such Participant shall not be deemed to have a “severance from employment” and, therefore, will not be eligible for a distribution under the Plan as a result of such employment status change.

10.2 Distribution of Separate Accounts.

Subject to the provisions of Section 10.3, the Company shall direct the Trustee to make distribution to a Member or Inactive Member, who becomes eligible to receive the vested interest of his Separate Accounts pursuant to the provisions of Section 10.1 in the manner hereinafter set forth.

(a.1)
Distributions of $1,000 or Less.  If the value of the vested interest of a Member or Inactive Member in his Separate Accounts is $1,000 or less (or $5,000 or less in the case of a distribution after a Member’s death), distribution thereof shall be made to such a Member (or his Beneficiary, as applicable) as soon as practicable in a single sum payment.

(a.2)
Distributions of More than $1,000 But Not More Than $5,000.  If the value of the vested interest of a Member or Inactive Member in his Separate Accounts is more than $1,000 but not more than $5,000, such Member may elect to receive distribution of such Accounts as soon as practicable in a single sum payment at any time prior to attainment of age 70½; provided, however, distribution after a Member’s death may be made without consent pursuant to Section 10.2(a.1) if the value of the vested interest in his Account(s) is $5,000 or less.  Such election may be made without the consent of such Member’s spouse, if any.  In the event of a distribution pursuant to this Section 10.2(a.2), if the Member does not elect to have such distribution paid directly to an Eligible Retirement Plan specified by the Participant in a direct rollover in accordance with Section 10.9 or to receive the distribution directly in accordance with this Section 10.2(a.2), then the Plan Administrator will direct the Trustee to pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator.

(b)
Distributions of Over $5,000.  If the value of the vested interest of a Member or Inactive Member in his Separate Accounts is in excess of $5,000 such Member may elect to receive distribution of his Separate Accounts in a single sum payment at any time prior to attainment of age 70½.  Notwithstanding the foregoing, no such distribution may be made to a Member or Inactive Member prior to Retirement Age, unless such Member and, in the case of an IAR Member (or Member who was at any time an IAR Member), his spouse consent in writing to such distribution.  In the event that the vested interest of an IAR Member in his IAR Account is in excess of $5,000, such IAR Member may elect to receive distribution of his IAR Account in a single sum payment at any time prior to attainment of age 70½; provided, however, that such IAR Member waives distribution of the standard form of benefit set forth below in paragraphs (1) and (2) of this Section 10.2(b) and if such Member is married, his spouse consents in writing to such election and waiver and such consent acknowledges the effect of such action and is witnessed by a notary public or a Plan representative, unless a Plan representative finds that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder.  If the Separate Accounts of such a Member are not distributed pursuant to the foregoing provisions, such Separate Accounts shall be distributed with his IAR Account in the following manner:

(1)
Married IAR Members.  The standard form of benefit payment of an IAR Account for any IAR Member who is married on the date his Plan interest is to be distributable to him under the provisions of Section 10.1 and the foregoing provisions of Section 10.2(b) shall be a 50 percent joint and survivor annuity.  Such joint and survivor annuity shall be a commercial annuity which is payable for the life of the IAR Member with a survivor annuity for the life of the IAR Member’s surviving spouse equal to 50 percent of the amount of the annuity payable during the joint lives of the IAR Member and such IAR Member’s surviving spouse.  The standard joint and survivor annuity shall be paid automatically as provided hereunder unless the IAR Member elects to receive his benefit payments in another form during the election period described in Section 10.2(b)(4)(iii); provided, however, that if distribution is to be made prior to Retirement Age, it shall be made only with the consent of the IAR Member and his spouse, if any; provided further that the IAR Member’s spouse consents in writing to such election and the time of benefit commencement thereof pursuant to the provisions of Section 10.2(b)(5).  Any such election may be revoked and subsequent elections may be made, or revoked, at any time during such election period.  If the IAR Member has elected not to receive the standard joint and survivor annuity as provided herein, such IAR Member’s benefit shall be paid in one of the benefit payment forms under Section 10.2(b)(3), as selected by such IAR Member.

(2)
Unmarried IAR Members.  The standard form of benefit payment of an IAR Account for any IAR Member who is not married on the date his Plan interest is to be distributable to him under the provisions of Section 10.1 and the foregoing provisions of Section 10.2(b), shall be a single life annuity under Section 10.2(b)(3)(i), unless such IAR Member selects another benefit payment form provided in Section 10.2(b)(3); provided, however, that if distribution is to be made prior to Retirement Age, it shall be made only with the consent of the IAR Member.

(3)	Optional Forms. Subject to the provisions of paragraphs (a) and (b) of this Section 10.2(b), an IAR Member may elect to receive his Separate Account in one of the following forms:

(i)	A commercial annuity in the form of a single life annuity for the life of such IAR Member;

(ii)	A commercial annuity in the form of a single life cash refund annuity;

(iii)	A commercial annuity for a term certain of ten years and continuous for the life of the IAR Member if he survives such term certain;

(iv)
A commercial annuity payable for the life of such Member with a survivor annuity for the life of his Beneficiary which shall be equal to 50 percent, 75 percent, or 100 percent of the annuity payable during the joint lives of the IAR Member and such IAR Member’s Beneficiary;

(v)	A lump sum payment regardless of age; or

(vi)
A single life annuity commencing prior to the earliest age as of which such IAR Member will become eligible for an “old-age insurance benefit” under the federal Social Security Act, adjusted so that an increased amount will be paid prior to such age and a reduced amount thereafter; the purpose of this adjustment is to enable the IAR Member to receive, from this Plan and under the federal Social Security Act, an aggregate income in approximately a level amount for life.  Moreover, in the event the IAR Member so elects, if such IAR Member dies before receiving payments aggregating the vested amount of his Separate Accounts at his benefit commencement date, the difference shall be paid in a single lump sum to his Beneficiary or if there is none, to the executor or administrator of his estate.

(4)	Notwithstanding the foregoing provisions of this Section 10.2(b), the following additional requirements must be satisfied in order for a benefit to be paid pursuant to Section 10.2(b)(3):

(i)
The benefit payment form described in Section 10.2(b)(3) above shall only be available if the present value of the total payments actuarially expected to be made to the IAR Member shall be more than 50 percent of the present value of the total payments actuarially expected to be made to the IAR Member and his Beneficiary.

(ii)
The form of payment to the IAR Member or to the IAR Member and his Beneficiary must be payable over a period of time which does not exceed the longer of the life expectancy of the IAR Member, or the joint and last survivor life expectancy of the IAR Member and his Beneficiary.

(iii)
Subject to the provisions of Section 10.2(b)(5) with respect to any election described in Section 10.2(b)(3), the Company shall furnish certain information, pertinent to such election, to each IAR Member no less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury regulations) and no more than ninety days before his Annuity Starting Date.  The furnished information shall include an explanation of (1) the terms and conditions of the joint and survivor annuity, (2) the IAR Member’s right to waive the standard joint and survivor annuity and the effect of such election, (3) the rights of the IAR Member’s spouse, if any, (4) the right to revoke such election and the effect of such revocation, (5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Section 10.2(b)(3), and (6) sufficient additional information to explain the relative values of such alternative forms of benefit.  The period during which an IAR Member may make or revoke such election shall be the ninety day period ending on such IAR Member’s Annuity Starting Date provided that such Election may also be revoked at any time prior to the expiration of the seven-day period that begins the day after the information required to be furnished to the IAR Member.

(5)
In the event a benefit is subject to payment under the standard joint and survivor annuity form set forth in Section 10.2(b)(1) and such IAR Member elects another form of benefit payment which will not provide his spouse with a lifetime survivor annuity which is at least 50 percent of the amount of the annuity payable during the joint lives of the IAR Member and the spouse, such benefit shall be paid in such form only if such IAR Member’s spouse consents the form and time thereof in writing.  Any spousal consent given pursuant to this provision shall acknowledge the effect of such form and time of payment and shall be witnessed by a Plan representative or a notary public, unless a Plan representative finds that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder.

(c)
Disregard of Rollover Contributions for Valuation of Involuntary Cash Outs in Certain Cases.  For purposes of application of the $5,000 threshold of Sections 10.2(a.1), 10.2(a.2), 10.2(b), 11.5(f), and 12.5, the value of a Member’s vested interest in his Separate Accounts shall be determined without regard to that portion of such accounts which is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16) of the Code.  If the value of a Member’s Separate Accounts as so determined is $5,000 or less, the Member’s entire nonforfeitable account balance (including amounts attributable to such Rollover Contributions) shall be distributable pursuant to an election under Section 10.2(a.2) or distributed pursuant to Section 10.2(a.1), 11.5(f) or 12.5, as applicable.

10.3 Form of Distribution.

Unless the Member or Inactive Member otherwise elects (or is deemed to elect otherwise because the present value of such Member’s nonforfeitable benefit exceeds $5,000 and he fails to consent to a distribution while his benefit is immediately distributable within the  meaning of Treasury Regulations), the payment of benefits under the Plan to such Member shall begin no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

(i)	The date on which such Member attains age 65;

(ii)	The tenth anniversary of the date on which such Member commenced participation in the Plan; and

(iii)	The date on which such Member terminates service with the Controlled entities.

All single sum distributions shall be made in cash; provided, however, a Member (or, if authorized by the Member, his designated beneficiary or legal representative in the case of a deceased Member), may elect to have the portion of his Accounts that is then invested in the Company Stock Fund distributed in whole shares of Company Stock, with any partial shares to be distributed in cash.

10.4 Limitation on Commencement of Distribution.

Notwithstanding any provision in the Plan to the contrary, all distributions required under this Article X shall be determined and made in accordance with the regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the regulations.  Accordingly, the entire interest of a Member or Inactive Member in his Separate Accounts must be distributed, or must begin to be distributed, no later than such Member’s Mandatory Distribution Date.  The Mandatory Distribution Date of a Member or Inactive Member shall be determined as follows:

(i)
The Mandatory Distribution Date of such a Member who attains age 70½ on or after January 1, 1988, but prior to January 1, 1999, shall be April 1, 1990, or the first day of April following the calendar year in which such Member attains age 70½, whichever is later.

(ii)
The Mandatory Distribution Date of such a Member who attains age 70½ on or after January 1, 1999, shall be the first day of April of the calendar year following the later of (A) the calendar year in which such Member attains age 70½ or (B) the calendar year in which such Member terminates his employment with the Employer (provided, however, that Clause (B) of this sentence shall not apply in the case of a Member who is a “five-percent Owner” (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Member attains age 70½).

(iii)
The Mandatory Distribution Date of such a Member who has attained age 70½ before January 1, 1988, shall be the first day of April of the calendar year following the calendar year in which the later of such Member’s termination of employment or attainment of age 70½ occurs.

(iv)
The Mandatory Distribution Date of a Member who dies before another Mandatory Distribution Date shall be (A) if payable to other than the Member’s spouse, the last day of the one-year period following the death of such Member or (B) if payable to the Member’s spouse, after the date upon which such Member would have attained age 70-1/2, unless such surviving spouse dies before payments commence, in which case the Mandatory Distribution Date may not be deferred beyond the last day of the one-year period following the death of such surviving spouse.

A Member (other than a Member who is a “five-percent owner” (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Member attains the age 70½) who attains age 70½ in calendar year 1998 or 1999 may elect to defer his Mandatory Disbursement Date until no later than April 1 of the calendar year following the later of (A) the calendar year in which such Member attains the age 70½ or (B) the calendar year in which such Member terminates his employment with the Company, provided, that such election is made by the end of the calendar year in which such Member attains age 70½.

Minimum distributions shall be determined in accordance with Section 10.12.

10.5 Restriction on Alienation.

Except as provided in Sections 401(a)(13)(B) and 414(p) of the Code relating to qualified domestic relations orders, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process.  No person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate, or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

10.6 Payments to Incompetents or Minors.

In the event that it shall be found that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, or is a minor, such amount (unless prior claim therefor shall have been made a duly qualified guardian or other legal representative) may, in the discretion of the Company, be paid to a duly appointed guardian or to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual.  The Trustee shall make such payment only upon receipt of written instructions to such effect from the Company.  Any such payment shall be charged to the Separate Accounts from which any such payment would otherwise have been paid to the individual found to be a minor or incapable of attending to his financial affairs and shall be a complete discharge or any liability therefor under the Plan.

10.7 Commercial Annuities.

In any case where a benefit payable under the Plan is to be paid in the form of a commercial annuity, a commercial annuity contract shall be purchased and distributed to the Member, Inactive Member, or Beneficiary, as the case may be.  Upon the distribution of any such contract, the Plan shall have no further liability with respect to the amount used to purchase the annuity contract and the company issuing such contract shall be solely responsible to the recipient of the contract for the annuity payments thereunder.  All certificates for commercial annuity benefits shall be non-transferable, and no benefit thereunder may be sold, assigned, discounted, or pledged.  Any commercial annuity purchased under the Plan shall contain such terms and provisions as may be necessary to satisfy the requirements under the Plan.

10.8 Actuarial Equivalency.

With respect to any benefit payment pursuant to the Plan, whichever form of payment is selected, the value of such benefit shall be the actuarial equivalent of the value of the vested balance of the Separate Accounts to which the particular Member, Inactive Member, or Beneficiary, as the case may be, is entitled.

10.9 Eligible Rollover Distributions.

Each Member and Beneficiary who receives an Eligible Rollover Distribution may elect in the time and in a manner prescribed by the Company to have all or any portion of such Eligible Rollover Distribution transferred to an Eligible Retirement Plan; provided, however, that only one such transfer may be made with respect to an Eligible Rollover distribution to an Eligible Retirement Plan.  Notwithstanding the foregoing, the Member may elect, after receiving the notice required under Section 402(f) of the Code, to receive such Eligible Rollover Distribution prior to the expiration of the 30-day period beginning on the date such Member is issued such notice; provided that the Member or Beneficiary is permitted to consider his decision for at least 30 days and is advised of such right in writing.

10.10 Deferral of Payments.

Subject to the provisions of Section 10.4, but notwithstanding the provisions of any other Section of the Plan to the contrary, a Member whose Plan interest is determined to have a present value more than $1,000 (or more than $5,000 in the case of a deceased Member) shall not receive payment of such interest prior to the later of normal retirement age or age 62, unless consented to by the Member in writing.

10.11 Lost or Missing Members or Beneficiaries.

In the case of a benefit payable on behalf of a Member, if the Company is unable to locate the Member or beneficiary to whom such benefit is payable, upon the Company’s determination thereof, such benefit shall be forfeited.  Notwithstanding the foregoing, if subsequent to any such forfeiture the Member or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan in the manner provided in Section 7.3.

10.12 Minimum Distribution Requirements.

(a)	The provisions of this Section 10.12 will take precedence over any inconsistent provisions of the Plan.

(b)	All distributions required under this Section 10.12 will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

(c)
Notwithstanding the other provisions of this Section 10.12, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

(d)
The Member’s entire interest will be distributed, or begin to be distributed, to the Member no later than the Member’s Required Beginning Date.  If the Member dies before distributions begin, the Member’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(1)
If the Member’s surviving spouse is the Member’s sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Member died, or by December 31 of the calendar year in which the Member would have attained age 70½, if later.

(2)
If the Member’s surviving spouse is not the Member’s sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Member died.

(3)
If there is no Designated Beneficiary as of September 30 of the year following the year of the Member’s death, the Member’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Member’s death.

(4)
If the Member’s surviving spouse is the Member’s sole Designated Beneficiary and the surviving spouse dies after the Member but before distributions to the surviving spouse begin, this Paragraph (disregarding item (1) above), will apply as if the surviving spouse were the Member.

For purposes of this Paragraph (d) and Paragraph (f) below, unless item (4) above applies, distributions are considered to begin on the Member’s Required Beginning Date. If item (4) above applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under item (1) above. If distributions under an annuity purchased from an insurance company irrevocably commence to the Member before the Member’s Required Beginning Date (or to the Member’s surviving spouse before the date distributions are required to begin to the surviving spouse under item (1) above), the date distributions are considered to begin is the date distributions actually commence.  Unless the Member’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Paragraphs (e) and (f) of this Section 10.12, whichever is applicable. If the Member’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

(e)	During the Member’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

(1)
the quotient obtained by dividing the Member’s Account Balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Member’s age as of the Member’s birthday in the Distribution Calendar Year; or

(2)
if the Member’s sole Designated Beneficiary for the Distribution Calendar Year is the Member’s spouse, the quotient obtained by dividing the Member’s Account Balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Member’s and spouse’s attained ages as of the Member’s and spouse’s birthdays in the Distribution Calendar Year.

Required minimum distributions will be determined under this Paragraph (e) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Member’s date of death.

(f)
If the Member dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member’s death is the quotient obtained by dividing the Member’s Account Balance by the longer of the remaining Life Expectancy of the Member or the remaining Life Expectancy of the Member’s Designated Beneficiary, determined as follows:

(1)	The Member’s remaining Life Expectancy is calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

(2)
If the Member’s surviving spouse is the Member’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Member’s death using the surviving spouse’s age as of the spouse’s birthday in that year.  For Distribution Calendar Years after the year of the surviving spouse’s death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3)
If the Member’s surviving spouse is not the Member’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the Designated Beneficiary in the year following the year of the Member’s death, reduced by one for each subsequent year.

If the Member dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Member’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member’s death is the quotient obtained by dividing the Member’s Account Balance by the Member’s remaining Life Expectancy calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

(g)
If the Member dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member’s death is the quotient obtained by dividing the Member’s Account Balance by the remaining Life Expectancy of the Member’s Designated Beneficiary, determined as provided in item (1), (2) or (3) of Paragraph (f), whichever is applicable.  If the Member dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Member’s death, distribution of the Member’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Member’s death.  If the Member dies before the date distributions begin, the Member’s surviving spouse is the Member’s sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under item (1) of Paragraph (d), this Paragraph (g) will apply as if the surviving spouse were the Member.  Notwithstanding the foregoing, if the Member dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Paragraph (d) above but the Member’s entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Member’s death. If the Member’s surviving spouse is the Member’s sole Designated Beneficiary and the surviving spouse dies after the Member but before distributions to either the Member or the surviving spouse begin, this Paragraph will apply as if the surviving spouse were the Member.

(h)	For purposes of this Section 10.12, the following terms and phrases shall have these respective meanings:

(1)
Designated Beneficiary:  The individual who is designated as a Member’s beneficiary under Section 11.1 of the Plan and is a Designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4,of the Treasury regulations.

(2)
Distribution Calendar Year:  A calendar year for which a minimum distribution is required. For distributions beginning before the Member’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member’s Required Beginning Date. For distributions beginning after the Member’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Paragraph (d).  The required minimum distribution for the Member’s first Distribution Calendar Year will be made on or before the Member’s Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Member’s Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

(3)	Life Expectancy. Life Expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(4)
Member’s Account Balance.  The balance in a Member’s Accounts as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Member’s Accounts as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. A Member’s Account Balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

(5)	Requiring Beginning Date. With respect to a Member or beneficiary, the date described in Section 10.4 of the Plan.

ARTICLE XI

BENEFICIARIES AND DEATH BENEFITS

11.1 Designation of Beneficiary.

In the event of the death of a Member or Inactive Member prior to distribution in full of his interest under the Plan, the spouse, if any, of such Member shall be his Beneficiary and receive distribution of his remaining interest in accordance with the provisions of Section 11.4; provided, however, that a Member or Inactive Member, may designate a person or persons other than his spouse as his Beneficiary if the requirements of Section 11.3 are met.

11.2 Beneficiary in the Absence of Designated Beneficiary.

If a Member or Inactive Member who dies does not have a surviving spouse and if no Beneficiary has been designated pursuant to the provisions of Section 11.1, or if no Beneficiary survives such Member, then the Beneficiary shall be the estate of such Member.  If any Beneficiary designated pursuant to Section 11.1 dies after becoming entitled to receive distribution hereunder and before such distributions are made in full, and if no other person or persons have been designated to receive the balance of such distributions upon the happening of such contingency, the estate of such deceased Beneficiary shall become the Beneficiary as to such balance.

11.3 Spousal Consent to Beneficiary Designation.

An election to designate a Beneficiary other than the spouse of such Member or Inactive Member shall not be effective unless (A) such spouse has consented thereto in writing and such consent (i) acknowledges the effect of such election, (ii) either consents to the specific designated beneficiary (which designation may not be subsequently changed by the Member or Inactive Member without spousal consent) or expressly permits such designation by the Member or Inactive Member without the requirement of further consent by the spouse, and (iii) is witnessed by a Plan representative (other than the Member, or Inactive Member, as applicable) or a notary public, or (B) the consent of such spouse cannot be obtained because the spouse cannot be located or because of other circumstances described by applicable Treasury regulations.  Any such consent by such spouse shall be irrevocable.

11.4 Death Benefits from Non-IAR Accounts.

In the event of the death of a Member or Inactive Member prior to distribution in full of his interest in the Plan, the Beneficiary of such Member shall receive distribution of such Member’s remaining interest in his Separate Accounts other than his IAR Account in a single sum to such Member’s Beneficiary, unless such Beneficiary elects to receive such interest with his IAR Account interest, if any, in the form of a single life annuity.

11.5 Death Benefits from IAR Accounts.

(a)
The interest in the IAR Account of any deceased IAR Member or Inactive Member whose surviving spouse is his Beneficiary shall be a survivor annuity.  Such survivor annuity shall be a commercial annuity which is payable for the life of such surviving spouse.

(b)
Any Member or Inactive Member who would otherwise have his death benefit from his IAR Account paid in the form of a survivor annuity payable to his surviving spouse may elect not to have his benefit paid in such form by electing to receive such death benefit in a single sum or by designating a person other than his spouse as his Beneficiary.  Any election may be revoked and subsequent elections may be made or revoked at any time prior to the death of the Member or Inactive Member.

(c)
Paragraph (b) above to the contrary notwithstanding, an election not to have the death benefit paid in the form of a survivor annuity payable to the surviving spouse may be made before the first day of the Plan Year in which a Member or Inactive Member attains the age of thirty-five only (A) after the Member or Inactive Member separated from service and only with respect to benefits accrued under the Plan before the date of such separation or (B) in the case of a Member who has not separated from service, if the Member has been furnished the information in Paragraph (c) below, with such election to become invalid upon the first day of the Plan Year in which the Member attains the age of thirty-five, whereupon a new election may be made by such Member.

(d)
The Company shall furnish certain information, pertinent to the Paragraph (b) election to each Member within the period beginning with the first day of the Plan Year in which he attains the age of thirty-two (but not earlier than the date such Member begins participation in the Plan) and ending with the later of (1) the last day of the Plan Year preceding the Plan Year in which the Member attains the age of thirty-five, or (2) a reasonable time after the Employee becomes a Member.  If a Member separated from service before attaining the age of thirty-five, such information shall be furnished to such Member within the period beginning one year before the Member separates from service and ending one year after such separation.  Such information shall also be furnished to a Member who has not attained the age  of thrifty-five or terminated employment, within a reasonable time after written request by such Member.  The furnished information shall include an explanation of (1) the terms and conditions of the survivor annuity, (2) the Member’s right to elect to waive the survivor annuity and the effect of such election, (3) the rights of the Member’s surviving spouse, (4) the right to revoke such election and the effect of such revocation, (5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Paragraph (f) below, and (6) sufficient additional information to explain the relative value of such alternative forms of benefit.

(e)
For purposes of this Section 11.5 the IAR Account death benefit of a deceased Member or Inactive Member who is not survived by his spouse or who has elected not to have his IAR Account death benefit paid in the survivor annuity form set forth in Section 11.5(a) shall be paid to his Beneficiary in one of the following alternative forms to be selected by such Member or Inactive Member (or his Beneficiary if authorized by such Member or Inactive Member) or, in the absence of such selection, in a single sum payment; provided, however, that the period and the methods of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder:

(i)	A single lump payment; or

(ii)	A commercial annuity in the form of a single life annuity.

(f)
Notwithstanding any other provisions of the Plan to the contrary, payment of a survivor annuity pursuant to this Section 11.5 shall not be made without the consent of the surviving spouse prior to the time the deceased Member or Inactive Member would have attained Retirement Age except that if the entire interest payable hereunder to a Beneficiary is $5,000 or less, such interest shall be paid in a single lump-sum payment form within a reasonable period of time after the death of the Member or Inactive Member.

11.6 Commencement of Death Benefits.

A survivor benefit shall be paid to the surviving spouse of a deceased Member or deceased former Member upon termination of employment thereafter regardless of the age at which such Member’s death occurs, and shall be payable monthly thereafter during the life of the surviving spouse, the last payment being for the month in which the death of the surviving spouse occurs.  Notwithstanding the foregoing, in no event  shall a survivor benefit be paid to the surviving spouse of a deceased Member or deceased former Member prior to the later of the date on which such deceased Member or deceased former Member would have attained normal retirement age or age 62, unless such surviving spouse consents thereto not more than 90 days before the annuity starting date of such survivor benefit.  In the event of the death of the surviving spouse prior to the commencement of the payment of the survivor benefit, no survivor benefit shall be payable pursuant to the provisions of this Article XI with respect to such deceased Member or deceased former Member.

ARTICLE XII

ADMINISTRATION

12.1 Plan Administrator.

For purposes of ERISA, the Company shall be the Plan Administrator and, as such, shall be responsible for the compliance of the Plan with the reporting and disclosure provisions of ERISA.

12.2 Authority of the Company.

The Company shall have all the powers and authority expressly conferred upon it herein and, further, shall have the sole right to interpret and construe the Plan, and to determine any disputes arising thereunder, subject to the provisions of Section 7.8.  In exercising such powers and authority, the Company at all times shall exercise good faith, apply standards of uniform application, and refrain from arbitrary action.  Any decision of the Company in such exercise of its powers, authorities and duties shall be final and binding upon all affected parties.  The Company may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist it in carrying out its duties hereunder.  The Company shall be a “named fiduciary” as that term is defined in Section 402(a)(2) of ERISA.  The Company may:

(a)	allocate any of the powers, authorities, or responsibilities for the operation and administration of the Plan, which are retained by it or granted to it by this Article XII, to the Trustee; and

(b)	designate a person or persons other than itself to carry out any of such powers, authorities, or responsibilities;

provided, however, that no powers, authorities, or responsibilities of the Trustee shall be subject to the provisions of paragraph (b) of this Section 12.2; and provided further, that no allocation or delegation by the Company of any of its powers, authorities, or responsibilities to the Trustee shall become effective unless such allocation or delegation first shall be accepted by the Trustee in a writing signed by it and delivered to the Company.

12.3 Action of the Company.

Any act authorized, permitted, or required to be taken by the Company under the Plan, which has not been delegated in accordance with Section 12.2, may be taken by a majority of the members of the Board of Directors of the Company, either by vote at a meeting, or in writing without a meeting.  All notices, advices, directions, certifications, approvals, and instructions required or authorized to  be given by the Company under the Plan shall be in writing and signed by either (i) a majority of the members of the Board of Directors of the Company, or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf, or (ii) a person who becomes authorized to act for the Company in accordance with the provisions of paragraph (b) of Section 12.2.  Subject to the provisions of Section 12.4, any action taken by the Company which is authorized, permitted, or required under the Plan shall be final and binding upon the Company and the Trustees, all persons who have or who claim an interest under the Plan, and all third parties dealing with any Trustee or the Company.

12.4 Claims Review Procedure.

Claims for Plan benefits and reviews of Plan benefit claims which have been denied or modified will be processed in accordance with the written Plan claims procedures established by the Cameron International Corporation Plans Administration Committee, which procedures are hereby incorporated by reference as a part of the Plan and may be amended from time to time by such committee.

12.5 Qualified Domestic Relations Orders.

Except as otherwise provided with respect to “qualified domestic relations orders” and certain judgments and settlements pursuant to section 206(d) of the Act and sections 401(a)(13) and 414(p) of the Code, and, except as otherwise provided under other applicable law, no right or interest of any kind in any benefit shall be transferable or assignable by any Member or any beneficiary or be subject to anticipation, adjustment, alienation, encumbrance, garnishment, attachment, execution, or levy of any kind.  Plan provisions to the contrary notwithstanding, the Company shall comply with the terms and provisions of any “qualified domestic relations order,” including an order that requires distributions to an alternate payee prior to a Member’s “earliest retirement age” as such term is defined in section 206(d)(3)(E)(ii) of the Act and section 414(p)(4)(B) of the Code, and shall establish appropriate procedures to effect the same.  In the event that the total value of an amount directed to be paid pursuant to a qualified domestic relations order is not in excess of $5,000, such amount shall be paid to the recipient or recipients identified in such order in one lump sum payment as soon as practicable after such order has been determined to be a qualified domestic relations order.

12.6 Indemnification.

In addition to whatever rights of indemnification the members of the Board of Directors of the Company, or any other person or persons (other than the Trustees) to whom any power, authority, or responsibility of the Company is allocated or delegated pursuant to paragraph (b) of Section 12.2, may be entitled under the articles of incorporation, regulations, or bylaws of the Company, under any provision of law, or under any other agreement, the Company shall satisfy such liability actually and reasonably incurred by any such member or such other person or persons, including expenses, attorneys’ fees, judgments, fines, and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit, or proceeding which is related to the exercise, or failure to exercise, by such member or such other person or persons of any of the powers, authorities, responsibilities, or discretion of the Company as provided under the Plan and the Trust Agreement, or reasonably believed by such member or such other person or persons to be provided thereunder, and any action taken by such member or such other person or persons in connection therewith.

12.7 Temporary Restrictions.

In order to ensure an orderly transition in the transfer of assets to the Trust from another trust fund maintained under the Plan or from the trust fund of a plan that is merging into the Plan or transferring assets to the Plan or to ensure an orderly transition of recordkeeping, valuation, or other administrative activities from one service provider to another service provider, the Plan Administrator may, in its discretion, temporarily prohibit or restrict withdrawals, loans, changes to contribution elections, changes of investment designation of future contributions, transfers of amounts from one Fund to another Fund, or such other activity as the Plan Administrator deems appropriate, provided that any such temporary cessation or restriction of such activity shall be in compliance with all applicable law and the Plan Administrator shall have provided to Members, their beneficiaries, and alternate payees the notices and information required to be provided with respect to such temporary cessation or restriction of such activity by applicable law and regulations.

ARTICLE XIII

AMENDMENT AND TERMINATION

13.1 Amendment.

Subject to the provisions of Section 13.2, the Company may at any time and from time to time, amend the Plan.

13.2 Limitation of Amendment.

The Company shall make no amendment to the Plan which shall result in the forfeiture or reduction of the interest of any Member, Inactive Member, Beneficiary, or person claiming under or through any one or more of them pursuant to the Plan; provided, however, that nothing herein contained shall restrict the right to amend the provisions hereof relating to the administration of the Plan and Trust.  Moreover, no amendment shall be made hereunder which shall permit any part of the Trust property to revert to any Employer or be used for or be diverted to purposes other than the exclusive benefit of Members, Inactive Members, Beneficiaries, and persons claiming under or through them pursuant to the Plan.

13.3 Termination.

The Company reserves the right, by action of its Board of Directors, to terminate the Plan as to all Employers at any time.  The Plan shall terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers.  In the event of the termination of the Plan, written notice thereof shall be given to all Members and Beneficiaries having an interest under the Plan, and to the Trustee.  Upon any such termination of the Plan, the Trustee and the Company shall take the following actions for the benefit of Members and Beneficiaries:

(a)
As of the termination date, the Trustee shall value the Funds hereunder and the Company shall adjust all accounts accordingly.  The termination date shall become a Valuation Date. In determining the net worth of the Funds hereunder, the Trustee shall include as a liability such amounts as in its judgment shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the Trust property, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

(b)
The Trustee, upon instructions from the Company, shall then segregate and distribute an amount equal to the entire interest of each Member, Inactive Member, and Beneficiary in the Funds to  or for the benefit of each Member, Inactive Member, or Beneficiary in accordance with the provisions of Sections 10.2 and 10.3.

Notwithstanding anything to the contrary contained in the Plan, upon any such Plan termination or discontinuance of contributions by the Employers, the interest of each Member, Inactive Member, and Beneficiary shall become fully vested and nonforfeitable; and, if there is a partial termination of the Plan, the interest of each Member, Inactive Member, and Beneficiary who is affected by such partial termination shall become fully vested and nonforfeitable.

13.4 Withdrawal of an Employer.

An Employer other than the Company may, by action of its Board of Directors, withdraw from the Plan, such withdrawal to be effective upon notice in writing to the Company (the effective date of such withdrawal being hereinafter referred to as the “withdrawal date”), and shall thereupon cease to be an Employer for all purposes of the Plan.  An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or in the event it ceases to be a Subsidiary.

13.5 Corporate Reorganization.

The merger, consolidation, or liquidation of the Company or any Employer with or into the Company or any other Employer shall not constitute a termination of the Plan as to the Company or such Employer.

ARTICLE XIV

ADOPTION BY SUBSIDIARIES:  EXTENSION

TO NEW BUSINESS OPERATIONS

Any Subsidiary of the Company which at the time is not an Employer may, with the consent of the Cameron International Corporation Plans Administration Committee, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed pursuant to the authority of its Board of Directors and to be filed with the Company.

ARTICLE XV

MISCELLANEOUS PROVISIONS

15.1 No Commitment as to Employment.

Nothing herein contained shall be construed as a commitment or agreement upon the part of any Employee hereunder to continue his employment with an Employer, and nothing  herein contained shall be construed as a commitment on the part of any Employer to continue the employment or rate of compensation of any Employee hereunder for any period.

15.2 Benefits.

Nothing in the Plan shall be construed to confer any right or claim upon any person other than the parties hereto, Members and Beneficiaries.

15.3 No Guarantees.

Neither any Employer, including the Company, nor the Trustee guarantees the Trust from loss or depreciation, nor the payment of any amount which may become due to any person hereunder.  All benefits payable under the Plan shall be paid or provided for solely from the Plan assets and neither the Company nor the Trustee assumes any liability or responsibility for the adequacy thereof.

15.4 Exclusive Benefit.

No part of the Plan assets shall be used for any purpose other than the exclusive purpose of providing benefits which Members and Beneficiaries are entitled to under the Plan, and for the purpose of defraying the reasonable expenses of administering the Plan.

15.5 Duty to Furnish Information.

Each of the Employers, the Company, or the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that any other reasonably deems necessary to perform its duties imposed hereunder or otherwise imposed by law.

15.6 Merger, Consolidation, or Transfer of Plan Assets.

The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Member, Inactive Member, and Beneficiary in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).  Further, this Plan and Trust may not transfer its assets or liabilities to any other plan, unless the Plan Administrator reasonably concludes that such other plan provides that the transferred amounts may not be distributed before the times specified in Treasury regulation section 1.401(k)-1(d).

15.7 Return of Contributions to Employers.

Notwithstanding any other provision of the Plan to the contrary, Basic, Matching, Company Retirement, Profit Sharing and Retirement Contributions are contingent upon the deductibility of such contributions under Section 404 of the Code.  In the event a Basic, Matching, Company Retirement, Profit Sharing or Retirement Contribution (or any portion thereof) is made under a mistake of fact, such a contribution shall be returned to the Employers within one year after the payment of the contribution.  Since Basic, Matching, Company Retirement, Profit Sharing and Retirement Contributions (or any portion thereof) are conditioned upon the deductibility of the contribution under Section 404 of the Code as set forth above, in the event such deduction is disallowed, any such contribution shall be returned to the Employers within one year after the disallowance of the deduction.

15.8 Addenda.

In the event that it is deemed necessary to accommodate any transition of coverage under other benefit plans to coverage under the Plan with respect to certain groups of Employees, an Addendum setting forth special overriding provisions applicable to such Employees may be added to the Plan.  Each Addendum shall for all purposes constitute a part of the Plan and in the event of conflict with any other provision of the Plan, shall control.  The provisions of the Plan, together with the provisions specified in each Addendum shall constitute the terms of the Plan applicable to the Employees employed at the location or facility specified in the Addendum.

15.9 Validity of Agreement.

Except as provided under federal law, the provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Texas.

15.10 Uniformed Services Employment and Reemployment Rights Act Requirements.

Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

ARTICLE XVI

SECTION 415 LIMITATIONS

16.1 Application.

The provisions set forth in this Article XVI are intended solely to comply with the requirements of Section 415 of the Code, as amended, and shall be interpreted, applied, and if and to the extent necessary, deemed modified without further formal language so as to satisfy solely the minimum requirements of said Section.  For such purposes, the limitations of Section 415 of the Code, as amended, are hereby incorporated by reference and made part hereof as though fully set forth herein, but shall be applied only to particular Plan benefits in accordance with the provisions of this Article XVI, to the extent such provisions are not consistent with Section 415 of the Code.  If there is any discrepancy between the provisions in this Article XVI and the provisions of Section 415 of the Code, such discrepancy shall be resolved in such a way as to give full effect to the provisions of Section 415 of the Code.

16.2 Section 415 Definitions.

For purposes of this Article XVI, the following terms and phrases shall have these respective meanings:

(a)
“Annual Additions” of a Member for any Limitation Year shall mean the total of (A) the Basic Contributions, Matching Contributions, Company Retirement Contributions, Retirement Contributions and forfeitures, if any, allocated to such Member’s Separate Accounts for such year, (B) Member’s contributions, if any, (excluding any Rollover Contributions) for such year, and (C) amounts referred to in Sections 415(l)(1) and 419A(d)(2) of the Code.  The Annual Additions of a Member for any Limitation Year shall not include Member catch-up contributions made pursuant to Section 3.6 and Section 414(v) of the Code.

(b)
“415 Compensation” shall mean the total of all amounts paid by the Employer to or for the benefit of a Member for services rendered or labor performed for the Employer which are required to be reported on the Member’s federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent), subject to the following adjustments and limitations:

(1)	The following shall be included:

(A)	From and after December 31, 1998, elective deferrals (as defined in Section 402(g)(3) of the Code) from compensation to be paid by the Employer to the Member;

(B)	Any amount which is contributed or deferred by the Employer at the election of the Member and which is not includible in the gross income of the Member by reason of Section 125 or 457 of the Code; and

(C)	Any amounts that are not includable in the gross income of a Member under a salary reduction agreement by reason of the application of Section 132(f) of the Code.

(2)	The 415 Compensation of any Member taken into account for purposes of the Plan shall be limited to $200,000 for any Plan Year with such limitation to be:

(A)	Adjusted automatically to reflect any amendments to Section 401(a)(17) of the Code and any cost-of-living increases authorized by Section 401(a)(17) of the Code; and

(B)	Prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law.

(c)	“Limitation Year” shall mean the calendar year.

(d)
“Maximum Annual Additions” of a Member for any Limitation Year shall mean the lesser of (a) $40,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustment authorized by Section 415(d) of the Code) or (B) 100% of such Member’s 415 Compensation during such Limitation Year, except that the limitation in this Clause (B) shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service with the Employer or a Controlled Entity that is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.

16.3 Limitations and Corrections.

Contrary Plan provisions notwithstanding, in no event shall the Annual Additions credited to a Member’s Separate Accounts for any Limitation Year exceed the Maximum Annual Additions for such Member’s for such year.  If as a result of allocation of forfeitures, a reasonable error in estimating a Member’s compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of Section 415 of the Code, or because of other limited facts and circumstances, the Annual Additions that would be credited to a Member’s Separate Accounts for a Limitation Year would nonetheless exceed the Maximum Annual Additions for such Member for such year, the excess Annual Additions which, but for this Article XVI, would have been allocated to such Member’s Separate Accounts shall be disposed of as follows:

(a)
First, any such excess Annual Additions in the form of Basic Contributions on behalf of such Member that would not have been considered in determining the amount of Matching Contributions shall be distributed to such Member, adjusted for income or loss allocated thereto;

(b)
Next, any such excess Annual Additions in the form of Basic Contributions on behalf of such Member that would have been considered in determining the amount of Matching Contributions shall be distributed to such Member, adjusted for income or loss allocated thereto, and the Matching Contributions that would have been allocated to such Member’s Separate Account based upon such distributed Basic Contributions shall be treated as a forfeiture;

(c)
Next, any such excess Annual Additions in the form of Company Retirement Contributions, to the extent such amounts would otherwise have been allocated to such Member’s Separate Account, shall be treated as a forfeiture;

(d)
Next, any such excess Annual Additions in the form of Profit Sharing Contributions, to the extent such amounts would otherwise have been allocated to such Member’s Separate Account, shall be treated as a forfeiture; and

(e)
Finally, any such excess Annual Additions in the form of Retirement Contributions, to the extent such amounts would otherwise have been allocated to such Member’s Separate Account, shall be treated as a forfeiture.

16.4 Multiple Plans.

For purposes of determining whether the Annual Additions under this Plan exceed the limitations herein provided, all defined contribution plans of the Employer are to be treated as one defined contribution plan.  In addition, all defined contribution plans of Controlled Entities shall be aggregated for this purpose.  For purposes of this Article XVI only, a “Controlled Entity” (other than an affiliated service group member within the meaning of Section 414(m) of the Code) shall be determined by application of a more than 50% control standard in lieu of an 80% control standard.  If the Annual Additions credited to a Member’s Separate Accounts for any Limitation Year under this Plan plus the additions credited on his behalf under other defined contribution plans required to be aggregated pursuant to this Section would exceed the Maximum Annual Additions for such Member for such Limitation Year, the Annual Additions under this Plan and the additions under such other plans shall be reduced on a pro rata basis and allocated, reallocated, or returned in accordance with applicable plan provisions regarding Annual Additions in excess of Maximum Annual Additions.

16.5 Contribution Adjustments.

If the limitations set forth in this Article XVI would not otherwise be met for any Limitation Year, the Basic Contributions elections of affected Members may be reduced by the Employer on a temporary and prospective basis in such manner as the Employer shall determine.

ARTICLE XVII

TOP-HEAVY PLAN RULES

17.1 Application.

For any Plan Year in which the Plan is a Top-Heavy Plan (as defined in Section 17.2), the provisions set forth in this Article XVII shall be applied in accordance with Section 416 of the Code.

17.2 Top-Heavy Definitions.

The following definitions shall be applicable to this Article XVII:

(a)	The term “Compensation” shall mean 415 Compensation, as defined in Section 16.2(b).

(b)
The term “Determination Date” shall mean for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year and for the first Plan Year of the Plan, the last day of that Year.

(c)	The term “Employer” shall mean the Company and each Controlled Entity.

(d)
The term “Key Employee” means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000.  For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code.  The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(e)
The term “Permissive Aggregation Group” shall mean the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Section 401(a)(4) and 410 of the Code.

(f)
The term “Present Value” shall mean for purposes of computing present value calculations in determining the Top-Heavy Ratio, present value calculations based on the actuarial assumptions as stated in the applicable plan.

(g)
The term “Required Aggregation Group” shall mean (a) each tax qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan terminated), and (b) any other tax qualified plan of the Employer which enables a plan described in clause (a) to meet the requirements of Section 401(a)(4) or 410 of the Code.

(h)
The term “Super Top-Heavy Group” with respect to a particular Plan Year shall mean a Required or Permissive Aggregation Group that, as of the Determination Date, would qualify as a Top-Heavy Group under the definition in Paragraph (j) of this Article XVII with “90 percent” substituted for “60 percent” each place where “60 percent” appears in such definition.

(i)
The term “Super Top-Heavy Plan” with respect to a particular Plan Year shall mean a plan that, as of the Determination Date, would qualify as a Top-Heavy Plan under the definition in Paragraph (k) of this Article XVII with “90 percent” substituted for “60 percent” each place where “60 percent” appears in such definition.  A plan is also a “Super Top-Heavy Plan” if it is part of a Super Top-Heavy Group.

(j)
The term “Top-Heavy Group” with respect to a particular Plan Year shall mean a Required or Permissive Aggregation Group if the sum, as of the Determination Date, of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group and the aggregate of the account balances of Key Employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

(k)	The term “Top-Heavy Plan” for any Plan Year beginning after December 31, 1983, the Plan shall be a Top-Heavy Plan if any of the following conditions exist:

(i)	If the Top-Heavy Ratio for the Plan exceeds 60 percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

(ii)	If the Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60 percent.

(iii)	If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

(l)	The term “Top-Heavy Ratio” shall mean:

(i)
While the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for the Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed during a one-year period (or, in the case of a distribution made for a reason other than separation from service, death or disability, a five-year period) ending on the Determination Date(s)) and including distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code, and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the one-year period (or, in the case of a distribution made for a reason other than separation from service, death or disability, a five-year period) ending on the Determination Date(s)) and including distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code, both computed in accordance with Section 416 of the Code.  Both the numerator and denominator of the Top-Heavy Ratio are adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code.

(ii)
While the Employer maintains one or more defined contribution plans (including any simplified employee pension plans) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with Subparagraph (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with Subparagraph (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code.  The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

(iii)
For purposes of subparagraphs (i) and (ii) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code for the first and second plan years of a defined benefit plan.  Notwithstanding the foregoing, the account balances and accrued benefits of individuals who have not performed services for the Employer or any Controlled Entity at any time during the one-year period ending on the applicable Determination Date shall not be considered.  The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Section 416 of the Code.  Deductible employee contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio.  When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Date that falls within the same calendar year.

(m)	The term “Valuation Date” shall mean for purposes of computing the Top-Heavy Ratio, the Determination Date.

(n)	The term “Non-Key Employee” shall mean any Employee who is not a Key Employee.

17.3 Top-Heavy Minimum Allocation Rules.

The following Top-Heavy Plan minimum allocation rules shall apply:

(a)
Except as otherwise provided in Paragraphs (b) and (c) below, the Employer contributions and forfeitures allocated on behalf of any Member who is not a Key Employee shall be the lesser of three percent of the non-Key Employee’s compensation or in the case where the Employer has no defined benefit plan which designates the Plan to satisfy Section 401 of the Code, the largest percentage of the first $150,000 of the Key Employee’s compensation, allocated on behalf of any Key Employee for the Plan Year.  Basic Contributions cannot be used to satisfy the minimum Section 416 contributions for non-key employees.  Further, in making the determination of the percentage at which contributions are made for the Key Employee with the highest percentage, Basic Contributions on behalf of Key Employees are taken into account.  Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of this Section 17.3(a) and Section 416(c)(2) of the Code.  The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution shall be met in another plan, such other plan.  Matching Contributions that are used to satisfy the minimum contribution requirements of this Section 17.3(a) shall be treated as matching contributions for purposes of the actual contribution percentage test described in Section 4.3 and other requirements of Section 401(m) of the Code.

(b)
The provisions in Paragraph (a) shall not apply to any Member who is not actively employed as an Eligible Employee by the Employer on the last day of the Plan Year for which the minimum allocation is to be made.

(c)
The provisions in Paragraph (a) shall not apply to any Member to the extent the Member is covered under any other plan or plans of the Employer, and by the terms of such plan or plans it is provided that the minimum allocation or benefit requirements applicable to Top-Heavy Plans shall be met in such other plan or plans.  If such other plan is, or if one of such other plans is, a defined benefit plan maintained by the Employer, and such plan is a Top-Heavy Plan, the minimum benefit requirements applicable to Top-Heavy Plans shall be met under such defined benefit plan as provided therein, to the extent such benefit can be provided under such plan or plans.  If such other plan is, or if one of such other plans is, a defined contribution plan maintained by the Employer, and such plan is a Top-Heavy Plan, the minimum allocation requirements shall be met under such plan, except as may be otherwise provided in such other plan.  The application and administration of the minimum allocation or benefit requirements for Top-Heavy Plans shall be satisfied in a manner so as to only satisfy the minimum allocation/benefit requirements as permissible and so as to avoid any duplication of minimum allocation/benefits for non-Key Employees, as provided under Section 416 of the Code.  Specifically, if any Member in this Plan is a Member in the Cameron International Corporation Retirement Plan, the minimum contribution required under this Article XVII shall be satisfied by applying the rules of this Section 17.3 to such plan.  Further, the top heavy requirements of Section 416 of the Code and this Article XVII of the Plan shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirement of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

17.4 Top-Heavy Compensation Limitation.

The annual compensation of any Member to be taken into account under the Plan during any Plan Year in which the Plan is determined to be a Top-Heavy Plan shall not exceed $150,000 (or such adjusted amount determined by the Secretary of the Treasury pursuant to Section 416(d)(2) of the Code).

17.5 Top-Heavy Vesting Provisions.

In the event that the Plan is determined to be a Top-Heavy Plan with respect to any Plan Year, a Member who is eligible to receive the vested interest of his IAR Account, Profit Sharing Account and/or Retirement Account (as applicable) in accordance with the provisions of Section 7.2 shall be vested in a portion of his IAR Account, Profit Sharing Account and/or Retirement Account as applicable, which shall be no less than it would be under following vesting schedule:

Years of Service                                           Vested Percentage

Less than two years                                                         0%
Two but less than three years                                       20%
Three but less than four years                                      40%
Four but less than five years                                         60%
Five years                                                                        100%

17.6 Top-Heavy Plan/Benefit Limitations.

In any Plan Year in which the Plan is a Top-Heavy Plan, the denominators of the defined benefit fraction and the defined contribution fraction (as such terms are used in applying the benefit limitation provisions of Section 415 of the Code) shall be computed using 100 percent of the dollar limitation instead of 125 percent.

[Signature Page to Follow]

Executed this ___21st____ day of December, 2007, effective for all purposes as provided above.

CAMERON INTERNATIONAL
CORPORATION

By:    /s/   Joseph H. Mongrain
Name:       Joesph H. Mongrain
Title:         Vice President, Human Resources

ADDENDA

GEOGRAPHICAL INDEX TO ADDENDA

Location	Page

Houston, TX
Cooper Energy Services Division Plant in Houston, TX (Texcentric)	AD-6

Liberty, TX
Cameron Division Plant in Liberty, TX	AD-3

Little Rock, AR
Cooper Cameron Valves Division Plant in Little Rock, AR	AD-10

Oklahoma City, OK
Cameron Division Plant in Oklahoma City, OK (Demco)	AD-7

Patterson, LA
Cameron Division Plant in Patterson, LA	AD-4

Pine Bluff, AR
Wheeling Machine Division Facility Company in Pine Bluff, AR	AD-9

Ponca City, OK
Cooper Energy Services Division Plant in Ponca City, OK (Nickles)	AD-12

Ville Platte, LA
Cooper Cameron Valves Plant in Ville Platte, LA	AD-5

CAMERON INTERNATIONAL CORPORATION
RETIREMENT SAVINGS PLAN

ADDENDUM

FOR EMPLOYEES OF
CAMERON DIVISION PLANT AT LIBERTY, TEXAS

Pursuant to Section 15.8 of the Cameron International Corporation Retirement Savings Plan (“Plan”), this Addendum relates to the Liberty, Texas plant at the Cameron Division of the Company.

A.           SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred to the Plan (formerly the Cooper Savings Plan) from the Cameron Salaried and Non-Bargaining Hourly Employees’ Retirement Plan and then to the Plan.  Such separate subaccount shall be 100% vested in such Member.

CAMERON INTERNATIONAL CORPORATION
RETIREMENT SAVINGS PLAN

ADDENDUM

FOR EMPLOYEES OF
CAMERON DIVISION PLANT AT PATTERSON, LOUISIANA

Pursuant to Section 15.8 of the Cameron International Corporation Retirement Savings Plan (“Plan”), this Addendum relates to the Patterson, Louisiana plant at the Cameron Division of the Company.

A.           SECTION 3.5 - COMPANY RETIREMENT CONTRIBUTIONS:

In addition to the Company Retirement Contribution otherwise set forth in Section 3.5, the Company shall make the additional monthly Company Retirement Contribution set forth below with respect to the following Members:

Member	SSN	Monthly Additional Company Retirement Contribution

1. Crouch, Anthony J.	###-##-####	$72.31
2. Gant, Charles	###-##-####	72.97
3. Riley, Ronald	###-##-####	86.56
4. Trahen, Wilfred	###-##-####	71.61

B.           SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred to the Plan (formerly the Cooper Savings Plan) from the Cameron Salaried and Non-Bargaining Hourly Employees’ Retirement Plan and then to the Plan.  Such separate subaccount shall be 100% vested in such Member.

CAMERON INTERNATIONAL CORPORATION
RETIREMENT SAVINGS PLAN

ADDENDUM

FOR EMPLOYEES OF COOPER CAMERON VALVES PLANT
IN VILLE PLATTE, LOUISIANA

Pursuant to Section 15.8 of the Cameron International Corporation Retirement Savings Plan (“Plan”), this Addendum relates to the Ville Platte, Louisiana plant of the Cooper Cameron Valves Division of the Company.

A.           SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred to the Plan (formerly the Cooper Savings Plan) from the Cameron Salaried and Non-Bargaining Hourly Employees’ Retirement Plan and then to the Plan.  Such separate subaccount shall be 100% vested in such Member.

CAMERON INTERNATIONAL CORPORATION
RETIREMENT SAVINGS PLAN

ADDENDUM

FOR EMPLOYEES OF THE COOPER ENERGY SERVICES
DIVISION AT THE HOUSTON, TEXAS PLANT
(TEXCENTRIC)

Pursuant to Section 15.8 of the Cameron International Corporation Retirement Savings Plan (“Plan”), this Addendum relates to the Houston, Texas plant at the Cooper Energy Services Division (formerly Texcentric) of the Company.

A.           SECTION 3.5 - COMPANY RETIREMENT CONTRIBUTIONS:

In addition to the Company Retirement Contribution otherwise set forth in Section 3.5, the Company shall make the additional monthly Company Retirement Contribution set forth below with respect to the following Members:

Member	SSN	Monthly Additional Company Retirement Contribution

1. Lee, Willie A.	###-##-####	$130.00
2. Kor, Jack	###-##-####	$54.00
3. Shuck, Roger	###-##-####	$25.00
4. Cunningham, George	###-##-####	$75.00

CAMERON INTERNATIONAL CORPORATION
RETIREMENT SAVINGS PLAN

ADDENDUM

FOR EMPLOYEES OF
CAMERON DIVISION PLANT AT OKLAHOMA CITY, OKLAHOMA
(DEMCO)

Pursuant to Section 15.8 of the Cameron International Corporation Retirement Savings Plan (“Plan”), this Addendum relates to the Oklahoma City, Oklahoma facility of the Cameron Division of the Company (formerly Demco).

A.           SECTION 3.5 - COMPANY RETIREMENT CONTRIBUTIONS:

In addition to the Company Retirement Contribution otherwise set forth in Section 3.5, the Company shall make the additional monthly Company Retirement Contribution with respect to each Member who was employed on September 30, 1989 at a Cooper Cameron (formerly a Cooper Industries, Inc.) facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility list as set forth below; provided, however, that such amount shall be prorated and credited to such Member’s IAR Account based upon the number of pay periods applicable to such Member in such month during which the Member was employed at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List.

(1)
Active members on October 1, 1989 in the Plan (formerly the Cooper Savings Plan), who became Members on April 1, 1995, who attained at least age 50 on December 31, 1989 and who elected retiree medical coverage.

Year of Birth	Monthly Additional Credit Amount

1939	$60.00
1938	$60.00
1937	$65.00
1936	$65.00
1935	$70.00
1934 or earlier	$75.00

(2)
Active Members on October 1, 1989 in the Plan (formerly the Cooper Savings Plan), who became Members on April 1, 1995, who attained at least age 50 on December 31, 1989 and who did not elect retiree medical coverage.

Year of Birth	Monthly Additional Credit Amount
1939	$105.00
1938	$110.00
1937	$115.00
1936	$120.00
1935	$125.00
1934 or earlier	$130.00

(3)	Active members on October 1, 1989 in the Plan (formerly the Cooper Savings Plan), who became Members on April 1, 1995, and who had not attained age 50 on December 31, 1989.

Year of Birth	Monthly Additional Credit Amount
1964 or later	$10.00
1963	$11.00
1962	$13.00
1961	$15.00
1960	$17.00
1959	$19.00
1958	$21.00
1957	$23.00
1956	$25.00
1955	$27.00
1954	$29.00
1953	$31.00
1952	$34.00
1951	$37.00
1950	$40.00
1949	$44.00
1948	$48.00
1947	$52.00
1946	$54.00
1945	$60.00
1944	$65.00
1943	$70.00
1942	$75.00
1941	$80.00
1940	$90.00

B.           SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred to the Plan (formerly the Cooper Savings Plan) from the Demco Pension Plan for Hourly and  Non-Exempt Salaried Employees and then to the Plan.  Such separate subaccount shall be 100% vested in such Member.

CAMERON INTERNATIONAL CORPORATION
RETIREMENT SAVINGS PLAN

ADDENDUM

FOR EMPLOYEES OF THE WHEELING MACHINE PRODUCTS DIVISION FACILITY
AT PINE BLUFF, ARKANSAS

Pursuant to Section 15.8 of the Cameron International Corporation Retirement Savings Plan (“Plan”), this Addendum relates to the Pine Bluff, Arkansas facility of the Wheeling Machine Products Division of the Company.

A.           SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred to the Cooper Savings Plan from the Pension Plan for Hourly Employees in the Pine bluff, Arkansas Facilities and then to the Plan.  Such separate subaccount shall be 100% vested in such Member.

CAMERON INTERNATIONAL CORPORATION
RETIREMENT SAVINGS PLAN

ADDENDUM

FOR EMPLOYEES OF COOPER CAMERON VALVES DIVISION PLANT AT LITTLE ROCK, ARKANSAS

Pursuant to Section 15.8 of the Cameron International Corporation Retirement Savings Plan (“Plan”), this Addendum relates to the Cooper Cameron Valves Plant of the Company in Little Rock, Arkansas (formerly Orbit Valve).

A.           SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

Separate sub-accounts shall be maintained with respect to benefits of a Member (an “Orbit Member”) that were transferred to the Plan from the Orbit Valve Company Profit Sharing Plan (the “Orbit Profit Sharing Plan”) and the Orbit Valve Company Employee Savings Plan (the “Orbit Savings Plan”).  Amounts in such separate sub-accounts that are attributable to a Member’s Matching and Profit Sharing Contribution Accounts under the Orbit Savings Plan and a Member’s Account under the Orbit Profit Sharing Plan shall respectively vest in accordance with the vesting schedule contained in the plans from which such amounts were transferred, which is set forth below:

YEARS OF SERVICE	NONFORFEITABLE PERCENTAGE

0-4	0%
5 or more	100%

In addition to the lump sum method of distribution of benefits set forth in Section 10.2 of the Plan, an Orbit Member may elect to receive his such separate sub-accounts in periodic installment payments for any term not extending beyond the life expectancy of such Member or the joint and last survivor expectancy of such Member and a designated beneficiary.  An Orbit Member may make such an election only if the method of payment of any such form is in compliance with Section 401(a)(9) of the Code and applicable Treasury regulations thereunder.

In addition to the lump sum method of distribution of benefits set forth in Section 11.4 of the Plan, the beneficiary of an Orbit Member may elect to receive payment of the separate sub-accounts of the deceased Orbit Member in periodic installments for any term not extending beyond the life expectancy of such beneficiary so long as the method of payment of such form is compliance with Section 401(a)(9) of the Code and applicable treasury regulations thereunder.  A beneficiary’s election as to the method of distribution of such separate sub-accounts must be made within the 90-day period ending on the first day of the first period for which an amount is payable to such beneficiary.  If a beneficiary fails to make an election within such 90-day period, the separate sub-accounts of the deceased Orbit Member will be paid to such beneficiary in one lump sum.  If a beneficiary properly elects to receive payments in periodic installments, after such installment payments commence, the beneficiary will have the option to reduce the period over which such installments shall be made with the payments being adjusted accordingly.  Upon the death of such beneficiary, the remaining balance in the separate sub-account will be paid as soon as administratively possible in one lump sum cash payment, to the beneficiary’s executor or to his heirs at law if there is no administration of such beneficiary’s estate.

In addition to the withdrawal rights contained in Section 8.2 of the Plan, Orbit Members who participated in the Orbit Profit Sharing Plan may withdraw all or any part of the vested amount of their Employer profit sharing contributions credited to their Matching Account after attaining age 59½; provided, however, that such Members may only exercise such withdrawal rights once during every six-month period of a calendar year.  Furthermore, an Orbit Member who participated in the Orbit Profit Sharing Plan with less than five years of Vesting Service may not withdraw amounts which would reduce the Matching Account balance below the aggregate Employer profit sharing contribution amounts allocated to such Member’s Participation Account during the two Plan Years preceding the Plan merger date.

In addition to the withdrawal rights contained in Section 8.2 of the Plan, an Orbit Member who participated in the Orbit Savings Plan may withdraw all or any part of his sub-accounts attributable to his Elective Contribution Account under such plan after attaining age 59½; provided, however, that such a Member may only exercise such withdrawal rights once during every six-month period of a calendar year.

Additional rights and restrictions that apply with respect to such separate sub-accounts are described in the instruments entitled “Merged Orbit Valve Company Employee Savings Plan With and Into Cooper Cameron Retirement Savings Plan” and “Merger of Orbit Valve Company Profit Sharing Plan With and Into Cameron International Corporation Retirement Savings Plan.

CAMERON INTERNATIONAL CORPORATION
RETIREMENT SAVINGS PLAN

ADDENDUM

FOR EMPLOYEES OF
COOPER ENERGY SERVICES DIVISION PLANT AT PONCA CITY, OKLAHOMA (NICKLES)

Pursuant to Section 15.8 of the Cameron International Corporation Retirement Savings Plan (“Plan”), this Addendum relates to the Ponca City, Oklahoma plant at the Cooper Energy Services Division (formerly Nickles) of the Company.

A.           SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate sub-account shall be maintained under each Plan Account, with respect to the benefits of a Member that was transferred to the Plan from the Nickles Machine Corporation Defined Contribution Matching Plan and Trust (the “Nickles Plan”).

In addition to the in service withdrawal rights contained in Section 8.2 of the Plan, such a Member shall be permitted to withdraw all or any part of the separate sub-account portion of his Supplemental Account under the Plan at any time.  Further, after he attains age 59½, such a Member shall be permitted to withdraw any amount credited to such separate sub-accounts; provided, however, that a withdrawal made pursuant to this sentence may be in any amount and may be made up to two times in any 12 month period.  Additional forms for distribution of benefits to such Members and their beneficiaries, which were initially preserved in connection with the transfer of account balances from the Nickles Plan to the Plan, were eliminated in accordance with Treasury Regulation § 1.411(d)-4 Q & A2(e).

CAMERON INTERNATIONAL CORPORATION
RETIREMENT SAVINGS PLAN

ADDENDUM

FOR CERTAIN MEMBERS ELIGIBLE FOR ADDITIONAL CONTRIBUTIONS

Pursuant to Section 15.8 of the Cameron International Corporation Retirement Savings Plan (“Plan”), this Addendum relates to certain Members (the “Eligible Members”) who shall be eligible to receive additional contributions determined as follows:

In addition to the contributions otherwise made pursuant to Article III, the Additional Contributions Account (as defined below) of each Member who was employed by Cooper Industries, Inc. on September 30, 1989, at a facility and in an employment classification set forth on the Cooper Industries, Inc. Additional Retiree Medical Credit Eligibility List, shall be credited with the applicable monthly amount set forth below with respect to such Member; provided, however, that such amount shall be prorated and credited to such Member’s Account based upon the number of pay periods applicable to such Member in such month during which the Member was employed at a facility and in an employment classification set forth on the Cooper Industries, Inc. Additional Retiree Medical Credit Eligibility List.

A.
Active members in the Cooper Industries, Inc. Salaried Employees’ Retirement Plan (the “Prior Plan”) on October 1, 1989, who became Members of the Cooper Cameron Corporation Retirement Plan (the “Retirement Plan”) on January 1, 1995, who attained at least age 50 on December 31, 1989 and who elected retiree medical coverage

Year of Birth	Monthly Additional Contribution Amount
1939	$60.00
1938	$60.00
1937	$65.00
1936	$65.00
1935	$70.00
1935 or earlier	$75.00

B.
Active members in the Prior Plan on October 1, 1989, who became Members of the Retirement Plan on January 1, 1995, who attained at least age 50 on December 31, 1989 and who did not elect retiree medical coverage

Year of Birth	Monthly Additional Contribution Amount
1939	$105.00
1938	$110.00
1937	$115.00
1936	$120.00
1935	$125.00
1934 or earlier	$130.00

C.	Active members in the Prior Plan on October 1, 1989, who became members on January 1, 1995, and who had not attained age 50 on December 31, 1989

Year of Birth	Monthly Additional Contribution Amount
1964 or later	$10.00
1963	$11.00
1962	$13.00
1961	$15.00
1960	$17.00
1959	$19.00
1958	$21.00
1957	$23.00
1956	$25.00
1955	$27.00
1954	$29.00
1953	$31.00
1952	$34.00
1951	$37.00
1950	$40.00
1949	$44.00
1948	$48.00
1947	$52.00
1946	$54.00
1945	$60.00
1944	$65.00
1943	$70.00
1942	$75.00
1941	$80.00
1940	$90.00

Such additional contributions shall be referred to herein as the “Additional Contributions.”  The Additional Contributions of an Employer for any month shall be considered allocated to the Eligible Members’ Accounts for whom such contributions are made no later than the last day of the Plan Year for which they are made, as determined pursuant to this Addendum.  The Additional Contributions shall be credited to an eligible Member’s Additional Contributions Account (as defined below) on the date such Additional Contributions are received by the Trust and shall be invested in the Fund or Funds selected by the Eligible Member in accordance with the provisions of Section 5.2.  The term “Additional Contributions Account” shall mean the Separate Account established on behalf of each Eligible Member, to which Additional Contributions are credited in accordance with this Addendum.  An Eligible Member shall be 100 percent vested in the balance of his Additional Contributions Account.  In the case of an Eligible Member, references in the Plan to a Member’s or Inactive Member’s “Separate Accounts” shall be deemed to include such Member’s Additional Contributions Account.  Additional Contributions shall be considered “Annual Additions” under and subject to the limitations of Article XVI.  Additional Contributions shall be distributed under the provisions of Articles X and XI in the same manner as an Eligible Member’s Retirement Contributions Account.

Notwithstanding anything to the contrary provided in this Addendum, if any Eligible Member is entitled to receive additional Company Retirement Contributions in an equal monthly amount pursuant to any other Addendum to the Plan, such Eligible Member shall not be eligible to receive Additional Contributions pursuant to this Addendum.

CAMERON INTERNATIONAL CORPORATION
RETIREMENT SAVINGS PLAN

ADDENDUM

WITHDRAWALS OF AND SPECIAL RIGHTS PERTAINING TO PRIOR PLAN AMOUNTS

Pursuant to Sections 8.4 and 15.8 of the Cameron International Corporation Retirement Savings Plan (“Plan”), this Addendum sets forth additional withdrawal rights available to certain Members or Inactive Members whose Separate Accounts include amounts that were transferred to the Plan in a plan merger or plan-to-plan transfer.  For purposes of this Addendum, the term “Grandfathered Subaccounts” shall mean the subaccounts under the respective Plan accounts that were created at the time of the applicable plan merger or plan-to-plan transfer for the transferred amounts and earnings thereon in order to preserve optional forms of benefit and rights described in this Addendum.

Petreco International, Inc. 401(k) Profit Sharing Plan

A.           Withdrawals.  A Member or Inactive Member who was a participant in the Petreco International, Inc. 401(k) Profit Sharing Plan (the “Petreco Plan”), who had amounts transferred to the Plan in connection with the merger of the Petreco Plan with and into the Plan, and who is receiving compensation from a Controlled Entity may withdraw any or all of his Grandfathered Subaccount (to the extent vested) under his Rollover/Transfer Account under the Plan at any time.

B.           Vesting.  Notwithstanding anything to the contrary in the Plan, each Petreco Participant who was employed by Petreco International, Inc. or a member of its controlled group on January 1, 2002 shall have a 100% fully vested and nonforfeitable interest in his Profit Sharing Account under the Plan.

Cooper Cameron Corporation Savings-Investment Plan for Hourly Employees

A.           Withdrawals.  A Member or Inactive Member a who was a participant in the Cooper Cameron Corporation Savings-Investment Plan for Hourly Employees (the “Brookshire Plan”), who had amounts transferred to the Plan in connection with the merger of the Brookshire Plan with and into the Plan, and who is receiving compensation from a Controlled Entity may withdraw all (but not less than all) of the balances of his Grandfathered Subaccount(s) (to the extent vested) under his Matching and/or Supplemental Accounts under the Plan at any time.  A Member or Inactive Member who makes such a withdrawal shall be suspended from making contributions to the Plan for a period of at least six months after the date of such withdrawal and shall not be permitted to make another withdrawal pursuant to Article VIII of the Plan until he has resumed making Basic Contributions for at least 12 months.

AOP Industries, Inc. 401(k) Plan

A.           Withdrawals.  A Member or Inactive Member who was a participant in the AOP Industries, Inc. 401(k) Plan (the “AOP Plan”), who had amounts transferred to the Plan in connection with the merger of the AOP Plan with and into the Plan, and who is receiving compensation from a Controlled Entity may withdraw all or any part of his Grandfathered Subaccount (to the extent vested) under his Rollover/Transfer Account under the Plan at any time.

B.           Vesting.  A Member or Inactive Member a who was a participant in the AOP Plan and who had amounts transferred to the Plan in connection with the merger of the AOP Plan with and into the Plan shall be vested in his Profit Sharing Account under the Plan in accordance with the vesting schedule set forth in Section 6.4(b) of the AOP Plan provided that such AOP Participant had three or more Years of Vesting Service under the AOP Plan as of the April 8, 2005.  In the case of an AOP Participant who did not have three or more Years of Vesting Service under the AOP Plan as of the April 8, 2005, notwithstanding anything in Section 7.2 of the Plan to the contrary, as of April 8, 2005, such participant shall have a Vested Interest in his Profit Sharing Account under the Plan equal to the Vested portion of such participant’s Discretionary Contributions Subaccount under the AOP Plan immediately prior to April 8, 2005 and thereafter his Vested Interest shall increase (but never decrease, except in the case of a loss of Vesting Service pursuant to Section 7.7 of the Plan) in accordance with Section 7.2 of the Plan based on additional years of Vesting Service (if any) earned by such participant after April 8, 2005.

Dresser, Inc. Retirement and Savings Plan

A.           Withdrawals.  A Member or Inactive Member who was a participant in the Dresser, Inc. Retirement and Savings Plan (the “Dresser Plan”), who had amounts transferred to the Plan in connection with a direct plan-to-plan of certain accounts under the Dresser Plan into the Plan, and who is receiving compensation from a Controlled Entity may withdraw all or any part of the Grandfathered Subaccount portion of his Rollover/Transfer Account, to the extent then vested, at any time.

B.           Vesting.  A Member or Inactive Member a who was a participant in the Dresser Plan, who had amounts transferred to the Plan in connection with the direct plan-to-plan transfer of certain accounts under the Dresser Plan into the Plan (a “Dresser Transferee”), and who had any amount credited to his Profit Sharing Account under the Dresser Plan as of January 1, 2006 shall be vested in his Profit Sharing Account under the Plan in accordance with the vesting schedule set forth in Sections 8.3(b) and 8.3(c) of the Dresser Plan as of January 1, 2006.   The Vested Interest of each Dresser Transferree in all other amounts transferred from the Dresser Plan to the Plan in connection with such plan-to-plan transfer shall be 100%.

NuFlo Technologies, Inc. 401(k) Plan

A.           Withdrawals.  A Member or Inactive Member a who was a participant in the NuFlo Technologies, Inc. 401(k) (the “NuFlo Plan”), who had amounts transferred to the Plan in connection with the merger of the NuFlo Plan with and into the Plan, and who is receiving compensation from a Controlled Entity may withdraw all or any part of his Grandfathered Subaccount (to the extent vested) under his Rollover/Transfer Account under the Plan at any time.

B.           Vesting.  A Member or Inactive Member a who was a participant in the NuFlo Plan and who had amounts transferred to the Plan in connection with the merger of the NuFlo Plan with and into the Plan shall be vested in his Nonelective Account under the Plan in accordance with the vesting schedule set forth in Section 1.15(b) of the NuFlo Plan Adoption Agreement provided that such participant had three or more Years of Vesting Service under the NuFlo Plan as of January 1, 2006.  In the case of a NuFlo Participant who did not have three or more Years of Vesting Service under the NuFlo Plan as of January 1, 2006, then, as of January 1, 2006, such participant shall have a Vested Interest in his Nonelective Account under the Plan equal to the Vested portion of such participant’s Nonelective Employer Contributions subaccount under the NuFlo Plan immediately prior to January 1, 2006, and thereafter his Vested Interest shall increase (but never decrease, except in the case of a loss of Vesting Service pursuant to Section 7.7 of the Plan) in accordance with the vesting schedule in Section 7.2 of the Plan based on additional years of Vesting Service (if any) earned by such participant after January 1, 2006.